                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 Toys "R" Us
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             TOYS "R" US
                            461 FROM ROAD
                           PARAMUS, NJ 07652


MICHAEL GOLDSTEIN
CHIEF EXECUTIVE OFFICER

                                                                  April 25, 1997

Dear Stockholder:

     I am pleased to invite you to our Company's 1997 Annual Meeting of Stockholders on Wednesday, June 4, 1997, beginning at 10:00 a.m. The meeting will be held at the Somerset Hills Hotel, located at 200 Liberty Corner Road, Warren, New Jersey.

     As we anticipated during last year's meeting, 1996 was a year of significant changes as we prepared the Company for the future. Immediately following the meeting, you are invited to see one of last year's accomplishments: our new toy store prototype, Concept 2000. The store is our first Concept 2000 store and is located in Raritan, New Jersey, approximately 10 miles from the meeting site.

     Directions and a map to the Somerset Hills Hotel are included in the back of this letter and can be easily detached from the proxy along the perforated line. Please bring this map with you to the meeting as it will serve as your admittance pass to the meeting. Additionally, in order to better accommodate you, we ask that you contact us at 1-800-236-0397 to advise us that you plan on attending the 1997 meeting.

                                          Sincerely,

                                          /s/ Michael Goldstein

                            SOMERSET HILLS HOTEL

                  (Map of Northern New Jersey appears here)


         FROM NEWARK AIRPORT AND ROUTE 78 WESTBOUND:

         Route 78 to Exit 33 (Martinsville-Bernardsville). Turn right at top of ramp toward Liberty Corner. At second light turn right to hotel entrance.

         FROM PENNSYLVANIA AND ROUTE 78 EASTBOUND:

         Route 78 to Exit 33 (Martinsville-Bernardsville). Turn left at top of ramp. At third light turn right to hotel entrance.

         FROM POINTS NORTH AND ROUTE 287 SOUTHBOUND:

         Follow Route 287 to Route 78 East (toward Newark). Proceed to Exit 33 (Martinsville-Bernardsville). Turn left at top of ramp. At third light turn right to hotel entrance.

         FROM POINTS SOUTH AND ROUTE 287 NORTHBOUND:

         Stay to the right as I-287 splits. Follow signs to Route 78 East (toward Newark). Proceed to Exit 33
         (Martinsville-Bernardsville). Turn left at top of ramp. At third light turn right to hotel entrance.

                            200 Liberty Corner Road
                            Warren, New Jersey 07059
                                 (908) 647-6700

                 PLEASE PRESENT FOR ADMITTANCE INTO THE MEETING

                                  TOYS "R" US

                                 461 FROM ROAD
                               PARAMUS, NJ 07652

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  JUNE 4, 1997

TO THE STOCKHOLDERS OF
TOYS "R" US, INC.

     The Annual Meeting of Stockholders of Toys "R" Us, Inc. will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on Wednesday, June 4, 1997 at 10:00 A.M., for the following purposes:

     1. to elect directors;

     2. to consider and act upon a proposal to approve the Amended and Restated Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan (the "1994 Plan");

     3. to consider and act upon a proposal to ratify the 1996 grant of Restoration Options to each of Michael Goldstein and Robert C. Nakasone under the 1994 Plan;

     4. to consider and act upon a proposal to approve the Amended and Restated Toys "R" Us, Inc. Management Incentive Compensation Plan;

     5. to consider and act upon a proposal to approve the Amended and Restated Toys "R" Us, Inc. Non-Employee Directors' Stock Option Plan; and

     6. to consider and transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 14, 1997 will be entitled to vote at the meeting.

                                             ANDRE WEISS
                                             SECRETARY

April 25, 1997

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT

                               TOYS "R" US, INC.
                                 461 FROM ROAD
                           PARAMUS, NEW JERSEY 07652
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 4, 1997

                            SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Toys "R" Us, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on Wednesday, June 4, 1997 at 10:00 A.M., or at any adjournment or adjournments thereof.

A stockholder who executes a proxy may revoke it at any time before it is voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy. A proxy that is properly signed and not revoked will be voted for the nominees for election as directors listed herein unless contrary instructions are given or the persons named in the proxy elect to exercise their discretionary authority to accumulate votes in favor of less than all nominees. As to the other matters to be presented at the meeting, all proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. Where a choice is specified as to a proposal, such proposal will be voted in accordance with such specification, and if no instructions are given, the persons named in the proxy intend to vote FOR approval of the proposals (the "Proposals") : (i) to approve the Amended and Restated Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan (the "1994 Plan"); (ii) to ratify the 1996 grant of Restoration Options (as hereinafter defined) to each of Michael Goldstein and Robert C. Nakasone under the 1994 Plan; (iii) to approve the Amended and Restated Toys "R" Us, Inc. Management Incentive Compensation Plan; and (iv) to approve the Amended and Restated Toys "R" Us, Inc. Non-Employee Directors' Stock Option Plan. The Board of Directors knows of no other business to come before the meeting, but if other matters properly come before the meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock. It is anticipated that the mailing of this Proxy Statement will commence on or about April 25, 1997.

                               VOTING SECURITIES

The Company had outstanding 285,744,987 shares of common stock ("Common Stock") at the close of business on April 14, 1997, which are the only securities of the Company entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote (except as stated below under "Election of Directors") on each matter as may properly be brought before the meeting. Only stockholders of record at the close of business on April 14, 1997 will be entitled to vote.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Directors are elected by a plurality of the votes cast in the election. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on any proposal other than the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding such proposal. Pursuant to applicable law, abstentions will have the same effect as a negative vote.

Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain "routine" matters when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the Proposals. Under applicable law, a broker non-vote will have no effect on the outcome of the election of directors.

Proxies identifying individual stockholders are confidential except: (i) as necessary to determine compliance with law or assert or defend legal claims;
(ii) as necessary to allow the inspector of elections to certify the results of a vote; (iii) in the event that a stockholder expressly authorizes disclosure with respect to his or her vote; (iv) in certain circumstances in a contested proxy solicitation; or (v) in the event that a stockholder makes a written comment on a proxy card or an attachment to it. The Company retains an independent organization to tabulate stockholder votes and to certify voting results.

                             PRINCIPAL STOCKHOLDER

As of April 14, 1997, the following are the only entities known to the Company to be the beneficial owner of more than five percent of the Common Stock:

                                                                    TOTAL NUMBER
                                                                     OF SHARES
                       NAME AND ADDRESS OF                          BENEFICIALLY    PERCENT
                        BENEFICIAL OWNER                               OWNED        OF CLASS
FMR Corp.(1).....................................................     41,004,721      14.35%
  82 Devonshire Street
  Boston, Massachusetts 02109
Trimark Financial Corporation(2).................................     16,263,700       5.69%
  One First Canadian Place
  Suite 5600, POB 487
  Toronto, Ontario M5X 1ES

(1) According to the Schedule 13G, dated February 14, 1997, filed with the Securities and Exchange Commission (the "Commission") jointly by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("Fidelity"), Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Schedule 13G indicates that at February 14, 1997:
    (i) Fidelity, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 37,048,943 shares of Common Stock in its capacity as investment adviser to various registered investment companies (the "Fidelity Funds") (the power to vote such shares resides solely with the boards of trustees of the Fidelity Funds, while the power to dispose of such shares resides with Mr. Johnson, FMR Corp., Fidelity and the Fidelity Funds); (ii) Fidelity Management Trust Company, a bank that is wholly-owned by FMR Corp., was the beneficial owner of 3,814,878 shares of Common Stock; and (iii) Fidelity International Limited, an investment adviser of which Mr. Johnson is chairman but which is managed independently from FMR Corp., was the beneficial owner of 140,900 shares of Common Stock. FMR Corp. and Fidelity International Limited each disclaim beneficial ownership of Common Stock beneficially owned by the other.

(2) According to the Schedule 13G, dated February 5, 1997, filed with the Commission by Trimark Financial Corporation, a corporation incorporated under the laws of Ontario, Canada ("Trimark"), certain Trimark mutual funds (the "Trimark Funds"), which are trusts organized under the laws of Ontario, Canada, are owners of record of 16,263,700 shares of Common Stock. Trimark Investment Management Inc. ("TIMI"), a corporation incorporated under the laws of Canada, is a manager and trustee of the Trimark Funds. TIMI is qualified to act as an investment adviser and manager of the Trimark Funds in the province of Ontario pursuant to a registration under the Securities Act (Ontario). Trimark owns 100% of the voting equity securities of TIMI.

     Other than as set forth above, there were no persons, entities or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock. This determination was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act").

                             ELECTION OF DIRECTORS

     In accordance with the recommendation of its Nominating Committee, the Board of Directors has proposed for election at the Annual Meeting of Stockholders the nine individuals listed below to serve (subject to the Company's By-Laws) as directors of the Company until the next annual meeting and until the election and qualification of their successors. All such nominees, with the exception of Arthur B. Newman, are current directors of the Corporation and were elected by the stockholders at the annual meeting held in 1996. If any such person should be unwilling or unable to serve as a director of the Company (which is not anticipated) the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

     In electing directors, holders of Common Stock have cumulative voting rights; that is, each holder of record of Common Stock shall be entitled to as many votes as shall equal the number of shares owned of record multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless contrary instructions are given, the persons named in the proxy will have discretionary authority to accumulate votes in the same manner.

     Certain information for each nominee for director is set forth below:

                                                                                       COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED AS OF         PERCENT
PRINCIPAL OCCUPATION, EMPLOYMENT, ETC.                                                MARCH 11, 1997       OF CLASS
Robert A. Bernhard.................................................................         42,841(a)(b)       *
  Private real estate developer since prior to 1992; director of the Company since
  1980; age 70 years.
RoAnn Costin.......................................................................            500             *
  President of Reservoir Capital Management, Inc., an investment management firm, since April 1992; Senior Vice President of The Putnam Companies, a Boston
  investment group, since prior to 1992 to April 1992; director of the Company since 1996; age 44 years.
Michael Goldstein..................................................................      1,022,752(c)          *
  Vice Chairman of the Board and Chief Executive Officer of the Company since
  February 1994 (also Chief Administrative Officer of the Company since prior to
  1992 to February 1994 and Chief Financial Officer since prior to 1992 to January
  1993); director of the Company since 1989; age 55 years.
Shirley Strum Kenny................................................................         10,787(b)(d)       *
  President of The State University of New York at Stony Brook since September
  1994; President of Queens College of The City University of New York since prior to 1992 to August 1994; director of the Company since 1990; director of Computer
  Associates International, Inc.; age 62 years.
Charles Lazarus....................................................................      1,190,759(e)          *
  Chairman of the Board since prior to 1992; Chief Executive Officer of the Company since prior to 1992 to February 1994; director of the Company since 1969;
  director of Automatic Data Processing, Inc. and Loral Space and Communications
  Ltd.; age 73 years.
Norman S. Matthews.................................................................          2,000(b)          *
  Independent retail consultant since prior to 1992; President of Federated
  Department Stores, Inc. from 1987 to 1988 and Vice Chairman of the Board of
  Federated Department Stores, Inc. from 1983 to 1988; director of the Company since 1995; director of Lechters Inc., Loehmann's Holdings Inc., Finlay
  Enterprises Inc., Progressive Corp. and Eye Care Centers of America, Inc.; age 64
  years.

                                                                                       COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED AS OF         PERCENT
PRINCIPAL OCCUPATION, EMPLOYMENT, ETC.                                                MARCH 11, 1997       OF CLASS
Howard W. Moore....................................................................         96,000(f)          *
  President of Howard Moore Associates, business consultants, since prior to 1992, director of the Company since 1984; age 66 years.
Robert C. Nakasone.................................................................      1,059,046(g)          *
  President and Chief Operating Officer since February 1994; Vice Chairman of the
  Board and President of Worldwide Toy Stores of the Company since prior to 1992 to
  February 1994; director of the Company since 1989; director of Staples, Inc.; age
  49 years.
Arthur B. Newman...................................................................          5,000             *
  Member of Blackstone Group Holdings, a private investment banking firm, since prior to 1992; director of Lone Star Industries, Inc. and Premium Standard Farms,
  Inc.; nominee for director of the Company; age 53 years.

* Less than 1% of the outstanding Common Stock.

(a) Includes 5,422 shares owned by a profit sharing plan of which Mr. Bernhard is the sole beneficiary. Also includes 28,919 shares beneficially owned by his wife, as to which shares Mr. Bernhard disclaims beneficial ownership.

(b) Includes 8,000 shares (for each of Mr. Bernhard and Ms. Kenny) and 2,000 shares (for Mr. Matthews) with respect to which such persons have the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding.

(c) Includes 753,430 shares with respect to which Mr. Goldstein has the right to acquire beneficial ownership upon exercise of currently exercisable options, of which 370,000 options, although exercisable, provide that the shares acquired upon the exercise of such options having a value equal to the aggregate fair market value over the exercise price of such options are generally subject to forfeiture if Mr. Goldstein does not remain with the Company until the fifth anniversary from the date such options are granted. Also includes 239,824 shares required to be held for a minimum of two years from the date on which such shares were deposited in a trust established by the Company (the "Grantor Trust"); Mr. Goldstein does not have voting power with respect to the shares held in the Grantor Trust. The percentage of Mr. Goldstein's aggregate ownership is calculated on the basis that all such shares are deemed outstanding.

(d) Includes 1,000 shares beneficially owned by a trust of which Ms. Kenny is co-trustee, as to which shares Ms. Kenny disclaims beneficial ownership, and the percentage is calculated on the basis that such shares are deemed outstanding.

(e) Includes 1,125,000 shares with respect to which Mr. Lazarus has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding.

(f) Includes 68,000 shares with respect to which Mr. Moore has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding.

(g) Includes 759,475 shares with respect to which Mr. Nakasone has the right to acquire beneficial ownership upon exercise of currently exercisable options, of which 370,000 options, although exercisable, provide that the shares acquired upon the exercise of such options having a value equal to the aggregate fair market value over the exercise price of such options are generally subject to forfeiture if Mr. Nakasone does not remain with the Company until the fifth anniversary from the date such options are granted. Also includes 274,288 shares required to be held for a minimum of two years from the date on which such shares were deposited in the Grantor Trust; Mr. Nakasone does not have voting power with respect to the shares held in the Grantor Trust. Additionally, includes 2,925 shares beneficially owned by his minor children as to which shares Mr. Nakasone disclaims beneficial ownership. The percentage of Mr. Nakasone's aggregate ownership is calculated on the basis that all such shares are deemed outstanding.

     The address of each person named in the table above is c/o Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652.

     As of March 11, 1997, all present executive officers and directors of the Company as a group (17 persons) owned beneficially 4,368,299 shares of Common Stock (including 3,635,744 shares with respect to which such persons had the right to acquire beneficial ownership as of such date or within sixty days thereof, shares deposited in the Grantor Trust which are subject to forfeiture under certain circumstances and shares beneficially owned by the family members of certain executive officers and directors as to which shares such executive officers and directors disclaim beneficial ownership), which constituted approximately 1.52% of the shares deemed outstanding on that date. Except for those shares of which such persons have the right to acquire beneficial ownership, shares beneficially owned by such family members and shares deposited in the Grantor Trust, such executive officers and directors have sole voting power and sole investment power with respect to such shares.

     As of March 11, 1997, the Named Officers (as defined below) not identified in the table above owned beneficially the following shares of Common Stock (in each case, less than 1% of the shares deemed outstanding on such date): Richard
L. Markee, President of Kids "R" Us and Babies "R" Us Divisions, owned beneficially 217,858 shares of Common Stock (including 217,800 shares with respect to which Mr. Markee had the right to acquire beneficial ownership upon exercise of currently exercisable options); Gregory R. Staley, President of Toys "R" Us International Division, owned beneficially 184,942 shares of Common Stock (including 184,800 shares with respect to which Mr. Staley had the right to acquire beneficial ownership upon exercise of currently exercisable options); and Louis Lipschitz, Executive Vice President-Chief Financial Officer, owned beneficially 195,540 shares of Common Stock (including 159,235 shares with respect to which Mr. Lipschitz had the right to acquire beneficial ownership upon exercise of currently exercisable options, 28,554 shares required to be held for a minimum of two years from the date on which such shares are deposited in the Grantor Trust, and 2,760 shares beneficially owned by certain family members of Mr. Lipschitz, as to which 2,760 shares Mr. Lipschitz disclaims beneficial ownership).

     The Board of Directors held six meetings during the Company's last fiscal year. The Board of Directors has an Executive Committee, a Nominating Committee, an Audit Committee, a Management Compensation and Stock Option Committee (the "Compensation Committee"), and an Operating Committee.

     The Executive Committee currently has as its members Michael Goldstein, Charles Lazarus (Chairperson), Norman S. Matthews, Robert C. Nakasone and Harold
M. Wit. The Executive Committee of the Board of Directors has and may exercise all the powers and authority of the full Board of Directors, subject to certain exceptions. The Executive Committee took action twice by unanimous written consent during the Company's last fiscal year.

     The Nominating Committee currently has as its members three directors who are not officers or employees of the Company: Robert A. Bernhard, RoAnn Costin and Shirley Strum Kenny (Chairperson). The Nominating Committee recommends to the Board of Directors the individuals to be nominated for election as directors at the annual meeting of stockholders and has the authority to recommend the individuals to be elected as directors to fill any vacancies or additional directorships which may arise from time to time on the Board of Directors. The Nominating Committee considers nominations made in accordance with the procedure in the following paragraph. The Nominating Committee held one meeting during the Company's last fiscal year.

     The Company's By-Laws provide that nominations for the election of directors may be made by any stockholder of at least $1,000 in current value of shares of the Company entitled to vote for the election of directors in writing, delivered or mailed to the executive offices of the Company, Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, not less than 90 days nor more than 120 days prior to the meeting, except that if less than 100 days' notice of the meeting is given, such written notice shall be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed. Each notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Company that are beneficially owned by such person; and (iv) any other information that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the Company's stockholder giving the notice: (i) the name and address, as they appear on the Company's books, of such stockholder; (ii) the class and number of shares of the Company that are beneficially owned by such stockholder as of the record date;
(iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedure, such nomination shall be disregarded.

     In accordance with the Company's recently adopted retirement policy, Non-Employee Directors (as defined below), other than current Directors, may not serve on the Board of Directors after reaching the age of seventy-two, except that any such Director who reaches age seventy-two may continue to serve until the next succeeding annual meeting of stockholders and the election and qualification of such Director's successor.

     The Audit Committee currently has as its members three directors who are not current or former officers or employees of the Company: RoAnn Costin, Shirley Strum Kenny and Harold M. Wit (Chairperson). The Audit Committee held two meetings during the Company's last fiscal year. The Audit Committee: (i) reviews the procedures employed in connection with the internal auditing program and accounting procedures; (ii) consults with the independent auditors; (iii) reviews the reports submitted by such independent auditors; and (iv) makes such reports and recommendations to the Board of Directors as it may deem appropriate.

     The Compensation Committee currently has as its members three directors who are not current or former officers or employees of the Company: Robert A. Bernhard (Chairperson), Milton S. Gould and Norman S. Matthews. The Compensation Committee held five meetings and took action eight times by unanimous written consent during the Company's last fiscal year. The Compensation Committee reviews management compensation standards and practices and functions as the independent committee under certain of the Company's compensation plans. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation".

     The Operating Committee consists of three directors and has as its members Charles Lazarus, Michael Goldstein and Robert C. Nakasone. The Operating Committee is authorized to incur indebtedness on behalf of the Company within limits established by the full Board of Directors. The Operating Committee took action three times by unanimous written consent during the Company's last fiscal year.

COMPENSATION OF DIRECTORS

     Directors who are not officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") each receive $20,000 per annum for service on the Board and an additional $1,000 for attending any meetings of the Board and any committee meetings, subject to a maximum $1,000 meeting fee per day. Effective May 1, 1997: (i) the annual fee will be increased to $30,000;
(ii) the meeting fee will be increased to $1,500 per day; (iii) each Non-Employee Director who serves as a Chairperson of a Committee will receive an additional annual fee of $2,500; and (iv) each Non-Employee Director who serves on the Executive Committee will receive an additional annual fee of $2,500. Such fees may be taken in the form of Stock Units (see discussion below). Directors who are also officers or employees of the Company receive no additional compensation for services as a director, committee participation or special assignments.

     Non-Employee Directors may elect to receive all or a portion of their cash fees in the form of units representing shares of Common Stock to be purchased in the name of the Company for the benefit of eligible Directors ("Stock Units"). The Stock Units will generally be settled by delivery of Common Stock upon a Non-Employee Director's death, retirement or resignation.

     Under the Company's Amended and Restated Non-Employee Directors' Stock Option Plan (the "Amended DSO Plan"), each year: (i) each Non-Employee Director is granted options to purchase 2,500 shares of Common Stock; and (ii) each Non-Employee Director who serves as the Chairperson of any committee of the Board of Directors (consisting of Shirley Strum Kenny, as Chairperson of the Nominating Committee; Harold M. Wit, as Chairperson of the Audit Committee; and Robert A. Bernhard, as Chairperson of the Compensation Committee) is granted additional options to purchase 1,000 shares of Common Stock under the Amended DSO Plan. Subject to certain conditions, one-fifth of such options become exercisable on a cumulative basis on each anniversary of the date of grant. Options expire ten years after the date of grant. Such option grants for the Company's last fiscal year were made effective November 1, 1996 at an exercise price of $33.75 per share, the market value of Common Stock on the date of grant. If the Amended DSO Plan is approved by the stockholders, the following option grants will be made effective November 1, 1997 and each subsequent year:
(i) each Non-Employee Director will be granted options to purchase 5,000 shares of Common Stock; (ii) each Non-Employee Director who serves on the Executive Committee will be granted additional options to purchase 5,000 shares of Common Stock; and (iii) each Chairperson of a Committee of the Board will continue to receive an option grant to purchase 1,000 shares of Common Stock. See "Proposal to Approve the Amended and Restated Toys "R " Us, Inc. Non-Employee Directors' Stock Option Plan". In addition, each new Non-Employee Director will continue to be granted options to purchase 10,000 shares of Common Stock upon his or her election or appointment to the Board of Directors.

     Effective January 31, 1994, Charles Lazarus terminated his employment as Chief Executive Officer of the Company and, pursuant to his employment agreement, exercised his right to become a consultant to the Company for a five-year period. Under the terms of his agreement, Mr. Lazarus is required to refrain from competing either directly or indirectly with any business carried on by the Company during the term of his consulting period and for three years thereafter. As a consultant, Mr. Lazarus is obligated to render such consulting services as may be requested by the Board of Directors at such times as may be mutually convenient for the Company and Mr. Lazarus. Mr. Lazarus is entitled to receive as compensation during the five-year consulting period the following amounts: for the first year an amount equal to his total compensation (base salary and incentive compensation) received for the full fiscal year prior to his becoming a consultant (for the fiscal year ended January 29, 1994) and for the second through fifth years, 90%, 80%, 70% and 60% of such amount, respectively. For the fiscal year ended February 1, 1997, Mr. Lazarus received $6,290,024 in consulting fees. The employment agreement also provides that Mr. Lazarus is entitled to receive a payment of $200,000 a year for five years commencing at the termination of his consulting period.

EXECUTIVE COMPENSATION

     The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at February 1, 1997, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                              FISCAL        ANNUAL COMPENSATION         STOCK              ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR ENDED    SALARY ($)    BONUS ($)    OPTIONS (#)      COMPENSATION ($)(1)
Michael Goldstein........................      2/1/97       800,000      344,942(2)     264,144(3)          102,891
  Vice Chairman of the Board                   2/3/96       800,000      135,375        303,430             299,711
  and Chief Executive Officer                 1/28/95       800,000      402,700            -0-              16,500
Robert C. Nakasone.......................      2/1/97       800,000      344,942(2)     416,339(3)          102,891
  President and Chief                          2/3/96       800,000      135,375        332,901             303,932
  Operating Officer                           1/28/95       800,000      402,700            -0-              16,500
Richard L. Markee........................      2/1/97       412,308      464,094(2)      40,000              50,206
  President of Kids "R" Us and                 2/3/96       366,154       49,875        147,800             103,036
  Babies "R" Us Divisions                     1/28/95       350,000      166,420         30,000              16,500
Gregory R. Staley(4).....................      2/1/97       395,385      143,074(2)      40,000              48,598
  President of Toys "R" Us                     2/3/96       306,539       49,875         99,800              64,355
  International Division
Louis Lipschitz..........................      2/1/97       342,308      123,893(2)      59,021              40,938
  Executive Vice President and                 2/3/96       296,923       35,625         88,230              63,343
  Chief Financial Officer                     1/28/95       266,923       93,963         15,000              16,500

(1) "All Other Compensation" represents the Company's contributions to the "TRU" Partnership Employees' Savings and Profit Sharing Plan (the "Profit Sharing Plan") and, as to the fiscal years ended February 3, 1996 and February 1, 1997, to its Supplemental Executive Retirement Plan (the "SERP") for the accounts of the Named Officers. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation."

(2) Includes amounts related to long-term performance unit awards of $289,520 for each of Messrs. Goldstein and Nakasone and $106,920 for each of Messrs. Markee, Staley and Lipschitz. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation."

(3) See footnotes 1 and 3 of "Option Grants in Last Fiscal Year" table.

(4) Mr. Staley became an executive officer of the Company on August 28, 1995.

     The following table sets forth certain information concerning stock options granted during the fiscal year ended February 1, 1997 to the Named Officers. The hypothetical present value on date of grant shown below is presented pursuant to the rules of the Securities and Exchange Commission (the "Commission") and is calculated under the Modified Black-Scholes Model for pricing options. The actual before-tax amount, if any, realized upon the exercise of a stock option will depend upon the excess, if any, of the market price of the Common Stock over the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the hypothetical present value or any value of the stock options reflected in this table will be realized.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                                          % OF TOTAL
                                                           OPTIONS          EXERCISE        EXPIRATION          GRANT DATE
                                          OPTIONS (#)     GRANTED(4)     PRICE/SHARE ($)       DATE        PRESENT VALUE ($)(5)
Michael Goldstein......................      64,383(1)       0.95             22.38          2/02/1998            188,642
                                            100,000(2)       1.48             27.13          3/14/2006            680,000
                                             85,617(1)       1.27             26.69          2/02/1998            237,159
                                             14,144(1,3)     0.21             26.69          2/02/1998             39,179
Robert C. Nakasone.....................     124,230(1)       1.84             22.38          2/02/1998            363,994
                                            100,000(2)       1.48             27.13          3/14/2006            680,000
                                             25,770(1)       0.38             26.69          2/02/1998             71,383
                                            148,742(1,3)     2.20             26.69          2/02/1998            412,015
                                             17,597(1,3)     0.26             29.94          2/02/1998             55,079
Richard L. Markee......................      40,000(2)       0.59             27.13          3/14/2006            272,000
Gregory R. Staley......................      40,000(2)       0.59             27.13          3/14/2006            272,000
Louis Lipschitz........................      40,000(2)       0.59             27.13          3/14/2006            272,000
                                                629(1)       0.01             27.63         11/02/1997              1,906
                                              3,986(1)       0.06             33.13         11/02/1997             10,722
                                              5,779(1)       0.09             33.13         11/01/1998             23,521
                                              3,675(1)       0.05             33.13         11/01/1999             19,184
                                              4,952(1)       0.07             33.13         11/01/2000             30,851

(1) Restoration Options received pursuant to the Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan, as amended (the "1994 Plan"). See "Report of the Management Compensation and Stock Option Committee on Executive Compensation".

(2) Non-qualified stock options granted March 1996 under the 1994 Plan. Such options became exercisable six months after the date of grant. Upon exercise of the options, the number of shares having a value equal to the aggregate fair market value over the exercise price of the options is generally subject to forfeiture if the grantee does not remain with the Company until the fifth anniversary from the date the options were granted. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation."

(3) Restoration Options granted subject to stockholder approval. See "Proposal to Ratify the 1996 Grant of Restoration Options to each of Michael Goldstein and Robert C. Nakasone under the Amended and Restated 1994 Stock Option and Performance Incentive Plan".

(4) Based on a total of 6,752,997 options granted to 34,668 employees of the Company.

(5) The hypothetical present values on grant date are calculated under the Modified Black-Scholes Model, which is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors in hypothesizing an option's present value. Factors used to value original 1996 options at date of grant include the stock's expected volatility rate (31.2%), risk-free rate of return (6.2%), current dividend yield (0%), projected time to exercise (6 years) and projected risk of forfeiture rate for vesting period (approximately 8% per annum). Restoration Option values are calculated using the same model and factors as original options, except that the projected date of exercise is generally the remaining term of the prior option and the stock's expected volatility rate (ranging from 28.4% to 32.8%) and risk-free rate of return (ranging from 5.0% to 6.1%) are calculated at date of grant of the Restoration Option.

     The following table sets forth information concerning the exercise of options by the Named Officers during the last fiscal year and the value of unexercised options held by the Named Officers as of the fiscal year ended February 1, 1997:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                                            VALUE OF
                                                                                      SHARES OF COMMON     UNEXERCISED
                                                                                      STOCK UNDERLYING    IN-THE-MONEY
                                                                VALUE REALIZED ($)       OPTIONS AT        OPTIONS AT
                                            SHARES OF COMMON      (MARKET PRICE          FY-END (#)        FY-END ($)
                                             STOCK ACQUIRED      AT EXERCISE LESS       EXERCISABLE/      EXERCISABLE/
NAME                                        ON EXERCISE (#)      EXERCISE PRICE)       UNEXERCISABLE      UNEXERCISABLE
Michael Goldstein........................        280,958             3,012,542(1)          885,158(2)       2,461,673(4)
                                                                                           324,761(3)               0
Robert C. Nakasone.......................        532,736             5,588,332(1)          733,705(2)         264,106(4)
                                                                                           417,109(3)               0
Richard L. Markee........................              0                     0             217,800(2)          62,400(4)
                                                                                           110,000                  0
Gregory R. Staley........................              0                     0             184,800(2)         171,375(4)
                                                                                                 0                  0
Louis Lipschitz..........................         51,861               786,721(1)          140,843(2)           2,904(4)
                                                                                            98,392                  0

(1) The amounts set forth under "Value Realized" are the result of the exercise of options predominantly granted prior to 1989. The value of the exercised options were not realized in the form of cash but were in the form of 116,814, 216,397, and 25,018 shares of Common Stock for Messrs. Goldstein, Nakasone and Lipschitz, respectively, and are held in the Grantor Trust for two years from the date of exercise. Such shares were acquired under the provisions of the Restoration Option feature of the 1994 Plan, which encourages continuing employee ownership of Common Stock.

(2) Included in the totals for "Unexercised Options -- Exercisable" are 370,000 for each of Messrs. Goldstein and Nakasone and 187,800, 139,800, and 126,400 options for Messrs. Markee, Staley and Lipschitz, respectively, which, although exercisable, provide that the shares acquired upon the exercise of such options having a value equal to the aggregate fair market value over the exercise price of such options are generally subject to forfeiture if the grantee does not remain with the Company until the fifth anniversary from the date such options are granted.

(3) Included in the totals for "Unexercised Options -- Unexercisable" for Messrs. Goldstein and Nakasone are 14,144 and 166,339 Restoration Options, respectively, which are subject to stockholder approval at the 1997 Annual Meeting of Stockholders. See "Proposal to Ratify the 1996 Grant of Restoration Options to each of Michael Goldstein and Robert C. Nakasone under the Amended and Restated 1994 Stock Option and Performance Incentive Plan."

(4) The actual amount, if any, realized upon exercise of the above stock options will depend on the market price of Common Stock relative to the exercise price of the stock options at the time the stock options are exercised. There is no assurance that the values of unexercised in-the-money stock options reflected in this table will be realized in the amounts set forth above, or at all.

     The following table sets forth information concerning long-term compensation awards granted under the Toys "R" Us, Inc. Amended and Restated Management Incentive Plan (the "Incentive Plan") to the Named Officers for the Company's fiscal year ended February 1, 1997:

                      LONG-TERM INCENTIVE PLANS -- AWARDS
                              IN LAST FISCAL YEAR

                                                                             PERFORMANCE OR     ESTIMATED FUTURE PAYOUTS
                                                           NUMBER OF          OTHER PERIOD          UNDER NON-STOCK
                                                        SHARES, UNITS OR    UNTIL MATURATION      PRICE-BASED PLANS(1)
NAME                                                    OTHER RIGHTS (#)       OR PAYOUT             TARGET(2) ($)
Michael Goldstein....................................        658,000             2 years                $302,680
                                                             658,000             3 years                $315,840
Robert C. Nakasone...................................        658,000             2 years                $302,680
                                                             658,000             3 years                $315,840
Richard L. Markee....................................        243,000             2 years                $111,780
                                                             243,000             3 years                $116,640
Gregory R. Staley....................................        243,000             2 years                $111,780
                                                             243,000             3 years                $116,640
Louis Lipschitz......................................        243,000             2 years                $111,780
                                                             243,000             3 years                $116,640

(1) Each unit awarded annually represents the right to receive a payment in cash and/or stock (at the discretion of the Compensation Committee) based upon the attainment of earnings per share levels exceeding earnings per share hurdles pre-determined by the Compensation Committee for the designated performance period. All the payments shown are potential assumed amounts. There is no assurance that the Company will achieve results that would lead to payments under the Incentive Plan. If payouts are made, the Named Officers will be entitled to elect to receive shares of Common Stock in lieu of cash.

(2) If threshold earnings per share are not exceeded, no awards will be paid. Subject to certain limitations contained in the Incentive Plan relating to
    Section 162(m) of the Internal Revenue Code of 1986, as amended, the unit awards do not provide for maximum payouts.

REPORT OF THE MANAGEMENT COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

                            OVERVIEW AND PHILOSOPHY

     The Compensation Committee is composed entirely of independent outside directors, none of whom is or has been an officer or employee of the Company. The Board of Directors has delegated to the Committee the authority to review and consider the Company's management compensation standards and practices on an annual basis particularly with regard to the compensation to be paid to the Chief Executive Officer and the other executive officers of the Company. The Committee's responsibilities include administering the Company's stock option plans and agreements and approving all grants to be made in connection therewith, and administering, setting performance goals and approving awards under the Toys "R" Us, Inc. Management Incentive Compensation Plan (the "Incentive Plan").

     The Company's executive compensation program is based on its pay for performance policy and has been designed to:

     (Bullet) attract and retain high-caliber talent to meet the organization's executive resource needs;

     (Bullet) attract and retain top-performing executives at the corporate level and in each of the divisions;

     (Bullet) provide compensation opportunities that are fair and competitive with those offered by comparable organizations;

     (Bullet) motivate and reward executives based on corporate, division and/or individual annual and long-term business performance, strategic progress and the creation of stockholder value; and

     (Bullet) reinforce the mutuality of interest with the Company's stockholders by linking a major portion of total compensation to the financial results of the Company or relevant division and the market value of the Common Stock.

     In accordance with the responsibilities delegated by and subject to the oversight of the Board of Directors, at the beginning of each year the Compensation Committee reviews the Company's near and long-term strategies and objectives with the Chief Executive Officer. These form the basis for adopting or modifying division and corporate annual operating income, net income and earnings per share plan goals recommended by the Chief Executive Officer. Based on this review, the Compensation Committee establishes the Company's total compensation structure for the year, including the elements and level of compensation opportunities and the variable portion of "at risk" pay for performance and equity participation. The Compensation Committee considers, among other matters, marketplace pay levels and practices, as well as the Company's need to continue to attract, retain and motivate its key employees. Such compensation structure is discussed with the Board of Directors, which is asked to ratify base salary amounts for officer level employees, including the Company's executive officers.

     At year-end, the Compensation Committee, in consultation with the Chief Executive Officer, assesses results achieved and strategic progress relative to previously approved goals, taking into consideration prevailing economic and business conditions and opportunities, performance by comparable organizations, and stockholder value. No particular weightings are assigned by the Compensation Committee to any such factors. Based on this assessment, the Committee reviews and considers the Chief Executive Officer's year-end compensation proposals.

     In fiscal 1996 (as in fiscal 1995), the Compensation Committee was assisted in its review and evaluation by Pearl Meyer & Partners, Inc. ("Pearl Meyer"), national executive compensation consultants retained by the Compensation Committee to serve as outside experts in the discharge of its responsibilities. Pearl Meyer provided advice to the Compensation Committee as to the reasonableness, fairness and competitiveness of compensation awarded to executive officers of the Company, including the Chief Executive Officer. In so doing, Pearl Meyer reviewed with the Compensation Committee survey data regarding compensation levels and practices by a peer group of comparable companies, consisting of organizations regarded by Pearl Meyer as the marketplace for comparable management talent at the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Total compensation for target performance under the Company's compensation program for executive officers for 1996 was generally positioned at the 50th to the 75th percentile of the peer group, depending upon the individual's level, position, responsibilities and the degree of difficulty and challenge associated with 1996's performance objectives. The Compensation Committee has balanced the program with a high proportion of compensation based on variable performance incentives so that actual annual and long-term compensation levels will vary from year to year both below and above those of the peer group directly with results achieved by the Company and the individual.

     The Company's 1996 compensation program for executive officers, including the Chief Executive Officer, was comprised of base salary, annual cash incentive and long-term incentive compensation in the form of stock options and performance unit awards. Over two-thirds of the targeted regular total compensation of the Chief Executive Officer and all other executive officers of the Company for 1996 was based upon achieving performance targets relating to annual and long-term business goals or the market price of the Common Stock.

     BASE SALARIES. Base salaries are established within the context of the total compensation opportunity offered to executive officers. Base salary levels are set so that the principal compensation opportunities are derived from annual and long-term cash and stock incentives. Salaries are reviewed annually in consideration of the Company's overall financial performance as well as the competitive marketplace (as discussed above) at the appropriate level relative to the position, responsibilities and performance of each executive officer. The Compensation Committee is aware that the responsibilities and contributions of certain of the Company's executive officers transcend those generally associated with similar positions in the peer group. The base salaries of the Chief Executive and Chief Operating Officers have not been increased since 1994.

     ANNUAL CASH AND STOCK INCENTIVES. Executive officers, including the Chief Executive Officer, participate in the Incentive Plan under which annual cash incentives are awarded based on achievement relative to targeted performance goals for the year. In December 1996, the Incentive Plan was amended to permit participants to designate a percentage of their awards to be received in Common Stock of the Company. For 1996, the performance goal was based upon corporate consolidated pre-tax earnings for all executive officers, and division or combined division and corporate pre-tax earnings for certain executive officers who also have divisional responsibilities. Because the threshold earnings goals set by the Compensation Committee were achieved for 1996, bonuses were awarded under the foregoing program for 1996 to executive officers of the Company, including the Chief Executive Officer. However, actual consolidated earnings fell short of targeted earnings goals and, accordingly, awarded annual bonuses for most of the executive officers represented a small fraction of targeted bonuses.

     STOCK OPTION AND PERFORMANCE UNIT AWARDS AND OTHER MATTERS. During 1995, the Compensation Committee grew increasingly concerned regarding the Company's ability to attract and motivate qualified executive officers and other key employees, as well as the risk of losing such critical talent in a period of increasing competition, depressed market prices for the Common Stock and difficult business conditions. Accordingly, the Compensation Committee commissioned Pearl Meyer in 1995 to prepare a special in-depth study of the Company's long-term compensation plans and practices. The study indicated that the Company's overall and long-term compensation had fallen significantly below those of other comparable retailers. The Compensation Committee again consulted with its consultant in 1996 in its continuing review of the Company's compensation practices. The Compensation Committee took certain actions, as described below, in order to retain and motivate its executive officers and other key employees to achieve the Company's long-term performance goals.

     STOCK OPTIONS. Stock options have long been a cornerstone of the Company's program for executive officer and employee compensation. Through this incentive to create stockholder value and become an owner of Toys "R" Us Common Stock, the Compensation Committee has sought to create and strengthen the long-term mutuality of interest between all of the Company's employees and its stockholders in the Company's growth in real value over the long term.

     As a result of the special study, the Compensation Committee made grants of nonqualified stock options in 1996 to executive officers, including the Chief Executive Officer, and other key employees which the Compensation Committee believed would serve to reinforce the Company's ability to retain and motivate its highly qualified management team. Such stock options have an exercise price of $27.13 per share, the market price of Common Stock on the date of grant, and became exercisable six months after the date of grant. The shares received upon exercise of such options having an aggregate market value in excess of the aggregate exercise price of the options so exercised are generally subject to forfeiture if the optionee does not remain with the Company until the fifth anniversary of the date of option grant.

     To promote increased executive share ownership by encouraging the early exercise of options and retention of shares, in 1995 the Compensation Committee provided for the grant of non-qualified stock options upon the exercise of options in a stock-for-stock transaction, subject to the market value of a share of Common Stock exceeding the option price by at least 33%. Under this feature, if an option holder pays the exercise price of a stock option and/or the related withholding taxes using shares of Common Stock, such holder will receive a new option exercisable at the then-current market price (a "Restoration Option") to purchase a number of shares of Common Stock equal to the number of shares surrendered to exercise the original option. A Restoration Option grant does not dilute stockholders' holdings of Common Stock because the aggregate of the number of shares of Common Stock and shares of Common Stock underlying options is not increased. A Restoration Option becomes fully exercisable six months after the date of grant and is subject to the same forfeiture provisions as the original options. The term of a Restoration Option is the remaining life of the original option at the time the original option is exercised. The Compensation Committee has reserved the authority to impose certain penalties on an executive who exercises an original option, receives a Restoration Option and sells shares representing the profits realized upon exercise of the original option within two years following such exercise.

     PERFORMANCE UNIT AWARDS. To enable the Company to offer its executive officers and other key employees long-term incentive opportunities on a performance basis that are competitive with those provided by its peer companies, the Compensation Committee established a long-term performance program that will be phased in over a three-year period by granting units under the Incentive Plan to those whose decisions and performance are critical to the future success of the Company. Each unit awarded annually represents the right to receive a payment in cash and/or stock (at the discretion of the Compensation Committee) based upon the attainment of earnings per share levels exceeding an earnings per share hurdle pre-determined by the Compensation Committee for the designated performance period. During 1996, the awards were measured on one-year results. Payments made in connection with such awards are set forth under the column "Annual Compensation-Bonus" in the Summary Compensation Table and reflect achieving earnings in excess of the applicable threshold but below targeted performance. Long-term targets were also set for 1996 through 1997 and for 1996 through 1998. Awards are reflected under the "Long-Term Incentive Plans-Awards In Last Fiscal Year" table. For all periods, the Compensation Committee has determined that the results achieved would be computed before giving effect to the costs of the July 1996 arbitration award rendered against the Company. The Compensation Committee also amended the Incentive Plan to permit awards to be deferred or paid in the form of Common Stock.

     Performance unit awards by the Compensation Committee are made within a guideline that takes into account competitive practice and position, responsibilities, current performance and future potential of each individual executive officer, including the Chief Executive Officer.

     TAX CONSIDERATIONS. The Compensation Committee's policy is to preserve corporate tax deductions, including deductions for compensation paid to "Covered Employees" (which are subject to the restrictions contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")).

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer participates in the Company's executive compensation plans on the same basis as all other executive officers and key employees. In determining the Chief Executive Officer's compensation opportunities and performance goals, the Compensation Committee conducts the same type of competitive review and analysis as it does for other executive officers. For 1996, the Compensation Committee established the Chief Executive Officer's total compensation (base salary, annual incentive and performance units plus regular stock options) for target performance between the 50th and the 75th percentiles for chief executive officers of the peer group companies. Because corporate pre-tax earnings exceeded the threshold level, an annual incentive was awarded to the Chief Executive Officer. In addition, due to earnings per share above the threshold level, a performance unit award was paid. However, both corporate pre-tax earnings and earnings per share fell short of targeted goals; accordingly, the annual incentive and performance unit payouts were below targeted award levels.

     Both the Chief Executive Officer and the Chief Operating Officer participated in the 1996 stock option grants discussed above, and, in the case of these two senior executive officers, a portion of which is subject to ratification by stockholders. See "Proposal to Ratify the 1996 Grant of Restoration Options to Each of Michael Goldstein and Robert C. Nakasone under the Amended and Restated 1994 Stock Option and Performance Incentive Plan."

                                             Robert A. Bernhard, Chair
                                             Milton S. Gould
                                             Norman S. Matthews

                                             MEMBERS OF THE MANAGEMENT
                                             COMPENSATION AND STOCK
                                             OPTION COMMITTEE DURING 1996

FIVE-YEAR STOCKHOLDER RETURN COMPARISON

     Set forth below is a line-graph presentation comparing the cumulative stockholder return on Common Stock, on an indexed basis, against the cumulative total returns of the S&P Composite-500 Stock Index, the S&P Retail Composite Index and the S&P Specialty Retail Index for the period of the Company's last five fiscal years (January 31, 1992 = 100):

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON
                    TOYS "R" US, INC. COMMON STOCK, S&P 500,
                            S&P RETAIL COMPOSITE AND
                          S&P SPECIALTY RETAIL INDICES

             (Chart appears here with the following plot points:)

                                  1992    1993    1994    1995    1996    1997
Toys "R" Us                        100   117.09  111.01   88.96   66.91   76.03
S & P 500 Index                    100   110.57  124.76  125.42  173.85  219.63
S & P Specialty Retail Index       100   113.16  109.12   92.30   76.05   89.31
S & P Retail Composite Index       100   119.59  113.21  105.18  112.31  133.81


(1) The S&P Specialty Retail Index used by the Company in prior years was modified by Standard and Poor's in 1996, by reducing the number of companies from nine to four which reflects the elimination of six such companies and the addition of one new company. Accordingly, the Company has elected to use the S&P Retail Composite Index, consisting of thirty-five companies. The S&P Retail Composite Index includes the four companies in the current Specialty Retail Index as well as many members of the peer group of comparable companies used by the Compensation Committee in its evaluation and determination of executive officer compensation. In accordance with the rules and regulations of the Commission, the Company is including both indices in the above chart for this transitional year.

COMPLIANCE WITH SECTION 16(A)

     The Company believes that all persons who were subject to Section 16(a) of the Securities Exchange Act, as amended, for the past fiscal year complied with the filing requirements thereof. In making this disclosure, the Company has relied on written representations of its directors and executive officers and its ten percent holders (if any) and copies of the reports that they have filed with the Commission.

                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                               TOYS "R" US, INC.
                1994 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

INTRODUCTION

     At the 1994 Annual Meeting of Stockholders the Company adopted the Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan (the "Original 1994 Plan"). Based upon the recommendation of the Compensation Committee, the Board of Directors approved and adopted amendments to the Original 1994 Plan (as proposed to be amended, the "Amended 1994 Plan") and recommended such amendments to the stockholders of the Company. The Amended 1994 Plan differs from the Original 1994 Plan by: (i) providing that no employee may receive awards of or relating to more than 35% of the maximum shares of Common Stock available for awards under the Amended 1994 Plan for any ten year period; (ii) providing that shares of Common Stock withheld by, or surrendered to, the Company in payment of the exercise price of options or taxes relating to awards under the Amended 1994 Plan will be available for awards under the Amended 1994 Plan; (iii) adding performance criteria to the Amended 1994 Plan upon which the grant or vesting of Restricted Shares, Restricted Units or Performance Units (each as defined in the Amended 1994 Plan) may be based; (iv) providing that non-statutory stock options ("NSOs") may have an exercise price of not less than 100% of the Market Price (as defined in the Original 1994 Plan) of the Common Stock on the date of grant;
(v) limiting the aggregate grant of Restricted Shares, Restricted Units, Performance Units and Unrestricted Shares (each as defined below) to 3,000,000 shares of Common Stock; (vi) providing the Compensation Committee with the authority currently only provided to the Board of Directors with authority to amend, modify or terminate the Amended 1994 Plan; and (vii) eliminating existing voting and dividend limits on holders of Restricted Shares. The Company is not requesting additional shares of Common Stock under the amended 1994 Plan. The following description of the Amended 1994 Plan is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated 1994 Stock Option and Performance Incentive Plan, which is attached hereto as Exhibit A.

AMENDMENTS

  MAXIMUM INDIVIDUAL AWARD

     The Amended 1994 Plan provides that no employee may receive awards of or relating to more than 35% of the maximum shares of Common Stock available for award under the Amended 1994 Plan for any ten year period (the "Maximum Individual Award"). Under the Original 1994 Plan, no employee has been permitted to receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate during any fiscal year of the Company.

     Since the adoption of the Original 1994 Plan, the Compensation Committee has granted Restoration Options to the Company's management. Restoration Options are granted when holders of options use shares of Common Stock to pay for the exercise price of such options and related withholding taxes. Upon such exercise, such holders receive Restoration Options exercisable for a number of shares of Common Stock equal to the number surrendered to exercise the original option. The exercise price of Restoration Options is the current Market Price on the date the original option is exercised and the date on which the Restoration Option is granted. Restoration Options require continuing employee ownership of Common Stock and are an important component of the Company's compensation philosophy. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation." A Restoration Option grant does not dilute stockholders' holdings of Company shares since the number of shares of Common Stock and options held by an executive prior to exercise is not increased. A Restoration Option becomes fully exercisable six months after the date of grant and is subject to the same forfeiture provisions as the original options. The term of a Restoration Option is the remaining life of the original option at the time the original option is exercised.

     The 250,000 share limitation in the Original 1994 Plan presents a practical impediment to the utilization of Restoration Options. The Board of Directors believes the issuance of Restoration Options is in the best interests of the Company; however, some limitation is necessary to satisfy the requirements of
Section 162(m) of the Code and the Company believes that the Maximum Individual Award limitation satisfies such requirements while providing sufficient flexibility for the utilization of Restoration Options. Accordingly, the Board of Directors approved and adopted, subject to stockholder approval, the Maximum Individual Award as part of the Amended

1994 Plan. Although the utilization of the increased flexibility of the Maximum Individual Award is intended to accommodate Restoration Options, the Maximum Individual Award will apply to all awards under the Amended 1994 Plan.

  AVAILABLE SHARES

     Under the Original 1994 Plan, shares of Common Stock attributable to lapsed or forfeited awards could become available for subsequent awards. Because of the increasing use of the Restoration Options feature, the Company is experiencing receipt of shares of Common Stock upon exercise of options. The receipt of such shares is anti-dilutive and, accordingly, the Board of Directors has proposed to make such shares, as well as shares withheld or surrendered in payment of taxes relating to awards under the Amended 1994 Plan, available for future awards under the Amended 1994 Plan.

  GRANTS BASED UPON PERFORMANCE CRITERIA

     The Original 1994 Plan did not specify performance criteria upon which the Compensation Committee could base the grant or vesting of Restricted Shares, Restricted Units and Performance Units (each as defined below). To preserve the deductibility of such grants as performance-based compensation under Section 162(m) of the Code (see "Federal Income Tax Consequences -- LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION"), the Board of Directors has included in the Amended 1994 Plan, subject to stockholder approval, alternative measures of performance that the Compensation Committee may consider when setting performance thresholds and targets upon which the grant or vesting of Restricted Shares, Restricted Units and Performance Units may be based. Such Performance Objectives (the "Performance Objectives"), which would be applied to a specific period, would be based upon a desired level of one or more of the following criteria on an absolute or relative basis, and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings; (ii) operating earnings; (iii) after-tax earnings; (iv) return on investment; (v) earned value added; (vi) earnings per share; (vii) revenues; (viii) cash flow or cash flow return on investment; (ix) return on assets or return on net assets; (x) return on capital; (xi) return on equity; (xii) return on sales; (xiii) operating margin; or (xiv) total shareholder return or stock price appreciation; provided that with respect to certain participants, the Performance Objectives may be based on divisional rather than consolidated results, or a combination of the two. The Compensation Committee has the authority to modify the Performance Objectives subject to obtaining shareholder approval to the extent and in the manner required under Section 162(m) of the Code.

  NSO EXERCISE PRICE

     At present the Compensation Committee may grant NSOs under the Original 1994 Plan with an exercise price equal to 90% of the Market Price on the date of grant. The Compensation Committee has, however, granted options under the Original 1994 Plan only with an exercise price equal to 100% of the Market Price on the date of grant. In order to more closely align the interests of holders of NSOs with the stockholders of the Company, the Board of Directors has determined to provide that NSO grants may be made at an exercise price not less than 100% of the Market Price of the Common Stock on the date of grant.

     Under both the Original 1994 Plan and the Amended 1994 Plan, the "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day.

  LIMITATION ON COMMON STOCK GRANTS

     Under the Original 1994 Plan, the Compensation Committee may grant awards to employees in the following forms, among others: (i) shares of Common Stock subject to certain restrictions ("Restricted Shares"); (ii) units representing shares of Common Stock ("Restricted Units"); (iii) units that do not represent shares of

Common Stock but may be paid in Common Stock ("Performance Units"); and (iv) shares of unrestricted Common Stock ("Unrestricted Shares"). At present, such grants have not been limited by amount. The Board of Directors continues to believe that options should continue to be the predominant form for equity based incentives to employees and has determined to limit such other grants to 3,000,000 shares of Common Stock of the 15,000,000 shares of Common Stock authorized under the Original 1994 Plan.

  COMPENSATION COMMITTEE AUTHORITY TO AMEND

     At present, the Board of Directors is empowered to suspend, amend, modify or terminate the Amended 1994 Plan; however, the Company's stockholders must approve any amendment that would (i) increase the aggregate number of shares issuable under the Amended 1994 Plan; (ii) increase the benefits accruing to employees under the Amended 1994 Plan; or (iii) materially modify the requirements for eligibility to participate in the Amended 1994 Plan. Because the Compensation Committee is authorized to make other determinations under the Amended 1994 Plan and is authorized to act on substantially all other compensation matters relating to the Company's management, the Board of Directors has determined, subject to stockholder approval, to provide the Compensation Committee with such authority in addition to the Board of Directors.

  RIGHTS OF HOLDERS OF RESTRICTED SHARES

     Under the Original 1994 Plan, any recipients of grants of Restricted Shares would not enjoy the rights of a stockholder to vote or receive cash dividends or other cash distributions with respect to their Restricted Shares. The Board of Directors believed that this restriction limited the benefits of an equity award that would be made to align the recipient's interests with those of the Company's stockholders. Accordingly, the Amended 1994 Plan provides that, unless the Compensation Committee determines otherwise, holders of Restricted Shares shall have the same rights as other stockholders with respect to the right to vote and receive cash dividends or other cash distributions.

PURPOSE OF PLAN

     The purpose of the Amended 1994 Plan is to encourage and enable employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of Common Stock, and other rights with respect to the Common Stock. Such ownership provides employees with a more direct stake in the future welfare of the Company and encourages them to remain with the Company and its subsidiaries. Management believes that the Amended 1994 Plan encourages qualified persons to seek and accept employment with the Company and its subsidiaries.

MAXIMUM SHARES AVAILABLE

     The maximum aggregate number of shares of Common Stock available for award under the Plan to employees of the Company and its subsidiaries is 15,000,000 (of which 10,079,040 shares were available as of April 14, 1997) subject to the Maximum Individual Award. The Compensation Committee may, at its discretion, also award Tax Offset Payments (as defined below) under the Amended 1994 Plan subject to such maximum number of shares available for issuance. The shares of Common Stock available under the Amended 1994 Plan and all awards are subject to adjustment in certain circumstances as hereinafter described.

ADMINISTRATION OF THE PLAN

     A committee of two or more outside directors administers the Amended 1994 Plan, and such committee must be composed of eligible directors. The determination of which members of the Board serve on this committee is made in accordance with the requirements of Section 162(m) of the Code (and any regulations promulgated thereunder). Such committee has the full power in its discretion to grant awards under the Amended 1994 Plan, to determine the terms thereof, to interpret the provisions of the Amended 1994 Plan and to take such action as it deems necessary or advisable for the administration of the Amended 1994 Plan. The Board of Directors has authorized the Compensation Committee to function as the committee under the Amended 1994 Plan.

ELIGIBILITY AND PARTICIPATION

     All employees of the Company and its subsidiaries are generally eligible to receive awards under the Amended 1994 Plan, although stock option grants to non-management employees are being made under the Toys

"R" Us, Inc. 1995 Employee Stock Option Plan. Participation in the Amended 1994 Plan is at the discretion of the Compensation Committee and is based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee deems relevant.

TYPE OF AWARDS UNDER THE PLAN

     The Amended 1994 Plan provides that the Compensation Committee may grant awards to employees in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) NSOs; (iii) stock appreciation rights ("SARs"); (iv) Restricted Shares; (v) Restricted Units; (vi) Performance Units; (vii) Unrestricted Shares; and (viii) tax offset payments ("Tax Offset Payments").

GRANTS OF OPTIONS AND SARS

     The Compensation Committee may award ISOs and/or NSOs to employees (collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs").

OPTION/SAR PRICE

     The exercise price of an option is determined by the Compensation Committee at the time of the grant. The exercise price determined with respect to an Option is also applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Compensation Committee specifies the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the option price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the Market Price of the Common Stock on the date of such grant. The closing market price of the Common Stock, as reported in the New York Stock Exchange Consolidated Trading tables on April 14, 1997, was $ 26.875 per share.

VESTING

     The Compensation Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

     No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for the shares subject to such ISO is at least 110% of the Market Price on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than 10 years after the date of adoption of the Amended 1994 Plan by the Board of Directors.

EXERCISE OF OPTIONS AND SARS

     An Option may be exercised in whole or in part in accordance with procedures established by the Compensation Committee. Common Stock purchased upon the exercise of the Option shall be paid for in full at the time of purchase. Such payment shall be made in cash or, if the Compensation Committee so permits, through delivery of shares of Common Stock, or a combination of cash and shares of Common Stock. Any shares of Common Stock so delivered shall be valued at their Market Price on the date of exercise. If payment for exercised Options is made through the delivery of shares of Common Stock, the Compensation Committee, in accordance with procedures it established, may grant Restoration Options (which would be NSOs) to the person exercising the Option for the purchase of a number of shares equal to the number of shares of Common Stock delivered to the Company in connection with the payment of the exercise price of the Option and the payment of or surrender of shares for any withholding taxes due upon such exercise. The exercise price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted.

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Compensation Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Compensation Committee.

SURRENDER OR EXCHANGE OF SARS

     Upon surrender of a Tandem SAR and the related unexercised Option, an employee is entitled to receive shares of Common Stock having an aggregate Market Price equal to (i) the Market Price of the shares subject to the unexercised Option, less (ii) the aggregate exercise price specified in the Option. Upon surrender of a Nontandem SAR, an employee is entitled to receive shares of Common Stock having an aggregate Market Price equal to (i) the Market Price of the shares covered by the Nontandem SAR, less (ii) the aggregate base price of such shares specified by the Compensation Committee. The Compensation Committee, at its discretion, may cause all or any portion of such payment to be made in cash in lieu of Common Stock. Fractional shares resulting from the exercise of an SAR are paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

     Options and SARs are not transferable except by will or applicable laws of descent and distribution. The Compensation Committee may, however, authorize certain transfers to the extent allowable under applicable law.

EXPIRATION OF OPTIONS

     Options will expire at such time as the Compensation Committee determines. ISOs may not be exercised more than 10 years from the date of the grant, unless held by a 10% Stockholder, in which case such ISOs may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS

     Except as expressly determined by the Compensation Committee in its sole discretion, no Option or SAR shall be exercisable after 30 days following an employee's termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such employee's Disability, Retirement, death or a Relocation Event or Special Event (each as defined in the Amended 1994 Plan). In addition, the Compensation Committee may, in its sole discretion, cause any Option or SAR to be forfeited upon an employee's termination of employment if the employee was terminated for cause (as defined in the Amended 1994 Plan).

RESTRICTED SHARES

     Restricted Shares granted under the Amended 1994 Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Compensation Committee. The restrictions applicable to Restricted Shares may lapse upon completion of a specified period of service and/or when one or more specified Performance Objectives have been satisfied. The Compensation Committee may also impose additional restrictions on an employee's right to dispose of or encumber Restricted Shares. Unless the Compensation Committee determines otherwise, holders of Restricted Shares shall have the right to vote such shares and the right to receive cash dividends with respect to such shares.

     Upon termination of an employee's employment prior to the end of the applicable restricted period, Restricted Shares granted to such employee shall be forfeited; however, in the event of such employee's retirement, death, total disability, or certain other events the Compensation Committee shall have the discretion to determine otherwise.

RESTRICTED UNITS AND PERFORMANCE UNITS

     The Compensation Committee may award Restricted Units, which are equivalent to one share of Common Stock, and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Compensation Committee shall determine performance periods and Performance Objectives in connection with each grant of Restricted Units or Performance Units. Restricted Units may be granted without Performance Objectives subject to the completion of a specified period of service.

     Vesting of Restricted Units and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. It is intended that vesting of Restricted Units and Performance Units may be based upon achieving one or more Performance Objectives established by the Compensation Committee. Payment for vested Restricted Units and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Compensation Committee.

     No voting or dividend rights attach to the Restricted Units. The Compensation Committee may, however, credit an employee's Restricted Unit account with additional shares equivalent to the fair market value of any dividends paid on a number of shares of Common Stock equal to the number of Restricted Units held by such employee.

UNRESTRICTED SHARES

     Unrestricted Shares may also be granted at the discretion of the Compensation Committee. No payment shall be required for the Unrestricted Shares.

TAX OFFSET PAYMENTS

     The Compensation Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Amended 1994 Plan. The number of shares with respect to which Tax Offset Payments may be awarded will not exceed the number of shares available for issuance under the Amended 1994 Plan. The amount of the Tax Offset Payments will be determined by multiplying a percentage (established by the Compensation Committee) by all or a portion of the taxable income recognized by an employee upon (i) the exercise of a NSO or SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares;
(iv) the award of Unrestricted Shares; or (v) payments of Restricted Units or Performance Units.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     The number and class of shares available under the Amended 1994 Plan may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. At the time of grant of any award, the Compensation Committee may provide that the number and class of shares issuable in connection with such award shall be adjusted in certain circumstances to prevent dilution or enlargement of rights.

TERMINATION

     Awards granted prior to a termination of the Amended 1994 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Amended 1994 Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based upon an analysis of the Code and judicial and administrative authorities now in effect. Any such change could be retroactive. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to employees may be either more or less favorable than those described below depending on their particular circumstances.

  INCENTIVE STOCK OPTIONS

     All options that qualify under the rules of Section 422 of the Code will be entitled to "incentive option" treatment. In general, neither the grant nor the exercise of an ISO awarded under the Amended 1994 Plan will result in taxable income to the employee or a deduction to the Company. However, the excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the option price is included in the "alternative minimum taxable income"of the optionee for the year in which the ISO is exercised and may subject the optionee to increased taxes under the "alternative minimum tax." To receive incentive option treatment, generally, the optionee must not dispose (a "disqualifying disposition") of the Common Stock within two years after the option is granted and must hold the Common Stock itself for at least one year after the transfer of such Common Stock to such optionee.

     If Common Stock acquired pursuant to the exercise of an ISO is disposed of in a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the Common Stock on the date the ISO is exercised and
(b) the amount realized on such disqualifying disposition; and (ii) short-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the Common Stock on the date the ISO was exercised. Upon a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time such income is recognized.

     Payment for Common Stock upon the exercise of an ISO may, at the discretion of the Compensation Committee, be made in whole or in part with other shares of Common Stock. If an optionee uses stock acquired pursuant to the exercise of any ISO to acquire other stock in connection with the exercise of an ISO, such use may constitute a disqualifying disposition of the stock so used.

  NONSTATUTORY STOCK OPTIONS

     Generally, no taxable income will be recognized by the optionee and no deduction will be available to the Company upon the grant of a NSO, including a NSO that is a Restoration Option. Upon exercise of a NSO, an optionee generally will recognize an amount of ordinary income and the Company will be entitled to a corresponding tax deduction equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

  STOCK APPRECIATION RIGHTS, RESTRICTED UNITS AND PERFORMANCE UNITS

     The grant of a SAR, Restricted Unit or Performance Unit will not result in any federal income tax consequences to the employee or the Company. Generally, the employee will recognize ordinary income upon the receipt of payment pursuant to a SAR, Restricted Unit or Performance Unit, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received.

  RESTRICTED SHARES

     Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the employee will recognize ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the fair market value of the Common Stock at that time. If an employee makes a Section 83(b) Election within 30 days after the date the Restricted Shares are granted, the employee will recognize ordinary income at the time of the receipt of the Restricted Shares and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the employee upon the lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the employee will not be entitled to any loss or deduction in respect of such forfeiture.

  UNRESTRICTED SHARES

     Generally, the employee will recognize ordinary income upon the receipt of Unrestricted Shares, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the Unrestricted Shares.

  TAX OFFSET PAYMENTS

     Tax Offset Payments will constitute ordinary income to an employee when received by an employee or when used by the Company to satisfy its withholding obligations with respect to an employee. The Company generally will be entitled to a tax deduction equal to the amount of the Tax Offset Payment included in an employee's income.

  LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION

     Under Section 162(m) of the Code, the Company may not deduct otherwise deductible compensation paid to "Covered Employees" (i.e., generally, the Chief Executive Officer and the four highest compensated officers of the Company) to the extent that such compensation exceeds $1 million. An exception applies, however, for performance-based compensation if the terms under which such compensation is paid are approved by the Company's stockholders and certain other requirements are satisfied. Although the Company intends that awards under the Amended 1994 Plan (other than grants of Unrestricted Shares and Tax Offset Payments, as described below) will satisfy the requirements to be considered performance-based compensation for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements, and, accordingly,
Section 162(m) of the Code may limit the amount of deductions otherwise available to the Company (as described in the foregoing summary) with respect to awards to "Covered Employees" under the Amended 1994 Plan. The inclusion of the Maximum Individual Award and the Performance Objectives discussed above satisfy the requirements of Section 162(m) by establishing a maximum number of shares that may be represented by awards granted to any employee and by specifying the performance criteria that may be used by the Compensation Committee with respect to awards made under the Amended 1994 Plan. In addition, because the grant of Unrestricted Shares and the payment of Tax Offset Payments will not be conditioned upon the achievement of performance goals, the deduction attributable to the grant of Unrestricted Shares and the payment of Tax Offset Payments to "Covered Employees" may be limited under Section 162(m) of the Code.

  TAX WITHHOLDING

     The Compensation Committee may require payment, or withhold payments made under the Amended 1994 Plan, in order to satisfy applicable withholding tax requirements.

EFFECT OF APPROVAL OF THE AMENDED 1994 PLAN

     Approval by the stockholders of the Amended 1994 Plan will permit greater utilization of Restoration Options and permit the Compensation Committee the ability to award Restricted Shares, Restricted Units and Performance Units based upon the specified performance criteria, thereby preserving the deductibility of the resulting compensation. As the administration of the Amended 1994 Plan involves discretionary choices to be made by the Compensation Committee, the effect of the changes to the Original 1994 Plan included in the Amended 1994 Plan, if approved by the stockholders, is not determinable. If the Amended 1994 Plan is not approved, the Compensation Committee will make future grants, if any, only in accordance with the terms of the Original 1994 Plan prior to the proposed amendments thereto referred to herein.

APPROVAL OF PLAN

     Approval of the Amended 1994 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote on the matter.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR APPROVAL OF THE AMENDED 1994 PLAN.

            PROPOSAL TO RATIFY THE 1996 GRANT OF RESTORATION OPTIONS
              TO EACH OF MICHAEL GOLDSTEIN AND ROBERT C. NAKASONE
              UNDER THE AMENDED AND RESTATED 1994 STOCK OPTION AND
                           PERFORMANCE INCENTIVE PLAN

GENERAL

     During 1996, each of Michael Goldstein and Robert C. Nakasone exercised options previously granted to him. Because Messrs. Goldstein and Nakasone used shares of Common Stock they owned to pay the exercise price of these options and the related withholding taxes, they received Restoration Options. Unless and until stockholder approval is obtained at the 1997 Annual Meeting of Stockholders to increase the maximum grants to any particular employee during a particular period, the Original 1994 Plan does not permit grants of options to any particular employee in the aggregate relating to in excess of 250,000 shares of Common Stock in any fiscal year. See "Proposal to Approve the Amended and Restated Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan." As a result of the August exercise of options, Mr. Goldstein received, subject to stockholder approval, Restoration Options for 14,144 shares of Common Stock in excess of such 250,000 share limit, and Mr. Nakasone received, subject to stockholder approval, Restoration Options for 166,339 shares of Common Stock in excess of such 250,000 share limit. Consequently, the grants of Restoration Options for such 14,144 and 166,339 shares of Common Stock were made subject to approval by the stockholders of the Company.

     Of the Restoration Options subject to stockholder approval, all of Mr. Goldstein's Restoration Options and 148,742 of Mr. Nakasone's Restoration Options have an exercise price of $26.69 per share, and 17,597 of Mr. Nakasone's Restoration Options have an exercise price of $29.94 per share.

     The Restoration Options granted to Messrs. Goldstein and Nakasone in August 1996 expire on February 2, 1998, the expiration date of the original related options. Shares of Common Stock received with the grant of Restoration Options representing the profits realized upon exercise of the original option are held in the Grantor Trust for two years from the date of such exercise.

FEDERAL INCOME TAX CONSEQUENCES

     For a description of the federal income tax consequences of the grant and exercise of Restoration Options see "Proposal to Approve the Amended and Restated Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan
 -- Federal Income Tax Consequences".

VOTE REQUIRED

     Ratification of the Restoration Options requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote on the matter.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO GRANT THE OPTIONS.

                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                               TOYS "R" US, INC.
                     MANAGEMENT INCENTIVE COMPENSATION PLAN

INTRODUCTION

     At the 1994 Annual Meeting of Stockholders, the Company approved and adopted the Toys "R" Us, Inc. Management Incentive Compensation Plan (the "Incentive Plan"). The Compensation Committee has since that time approved and adopted amendments to the Incentive Plan, which (i) permit the Compensation Committee to base performance awards on multiple-year targets; (ii) add additional performance objectives for the Compensation Committee to consider when establishing targets for performance under the Incentive Plan; and (iii) permit participants in the Incentive Plan to designate a percentage of incentive awards received under the Incentive Plan to be paid in the form of Common Stock in lieu of cash (collectively, the "Incentive Plan Amendments"). The following description of the Incentive Plan and the proposed amendments thereto is a summary and is qualified in its entirety by reference to the Amended and Restated Toys "R" Us, Inc. Management Incentive Compensation Plan (as proposed to be amended, the "Amended Incentive Plan"), which is attached hereto as Exhibit B.

AMENDMENTS

  MULTIPLE YEAR AWARDS

     The Compensation Committee determined that in order to meet the Company's objectives for recruitment, retention and long-term compensation needs, the Incentive Plan should be amended to allow awards to be based upon performance over multiple years. Accordingly, subject to stockholder approval, the Compensation Committee included in the Amended Incentive Plan the authority to set targets for incentive awards based upon performance over one or more fiscal years. Prior thereto, the Compensation Committee was permitted to establish incentive targets only for a single fiscal year.

  PERFORMANCE OBJECTIVES

     The Compensation Committee was advised by Pearl Meyer that additional performance criteria should be specified in the Amended Incentive Plan upon which incentive awards for performance could be based. Accordingly, the Compensation Committee adopted additional Performance Objectives which the Compensation Committee must adopt, generally within 90 days after the start of each fiscal year, a target ("Target") for such fiscal year (or for multiple years beginning with such years) equal to a desired level of any or a combination of the following financial results of the Company on a consolidated basis either on an absolute or relative basis. The Performance Objectives, which are identical to those proposed under the Amended 1994 Plan, would be based upon a desired level of one or more of the following criteria on an absolute or relative basis, and where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings; (ii) operating earnings; (iii) after-tax earnings;
(iv) return on investment; (v) earned value added; (vi) earnings per share;
(vii) revenues; (viii) cash flow or cash flow return on investment; (ix) return on assets or return on net assets; (x) return on capital; (xi) return on equity;
(xii) return on sales; (xiii) operating margin; or (xiv) total stockholder return or stock price appreciation; provided that, with respect to certain Participants (as defined below), the Performance Objectives may be based upon divisional rather than consolidated results, or a combination of the two. The Performance Objectives currently permitted by the Incentive Plan include only items (i) through (vi). The Performance Objectives may be measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items.

  EQUITY ENHANCEMENTS

     The Compensation Committee, in furtherance of the Company's goal of encouraging management to own equity in the Company, included in the Amended Incentive Plan a provision allowing Participants in the Amended Incentive Plan to designate a percentage of awards to be received, in lieu of cash, in the form of Common Stock. Participants under the Incentive Plan could receive such awards in cash only. The purpose of such amendment is to facilitate increasing the ownership of equity interests in the Company, thereby further aligning the interests of the Company's management with the Company's stockholders.

DESCRIPTION OF THE AMENDED INCENTIVE PLAN

     Under the Amended Incentive Plan, the participants in the Amended Incentive Plan, constituting approximately fifty-six persons (the "Participants"), are eligible to receive an award after the close of each fiscal year of the Company based upon the attainment and certification of performance goals established by the Compensation Committee.

     The Compensation Committee assigns to each Participant a percentage of his or her base salary ("Base Salary Percentage") which is awarded as a bonus in the event that 100% of the Target is achieved. With respect to each Target, the Compensation Committee also specifies a separate amount based upon one or more of the Performance Objectives (a "Base Amount"), which, if not achieved, shall result in no bonus being awarded. At the same time, the Compensation Committee also adopts a mathematical formula or matrix for the fiscal year which indicates the extent to which bonuses shall be paid if the applicable Base Amounts are exceeded.

     Provided that the applicable Base Amount is exceeded (and subject to certain limitations discussed in the next paragraph), each Participant is awarded an incentive bonus after the close of the fiscal year of a portion of his or her base salary representing his or her Base Salary Percentage in accordance with the Compensation Committee's formula or matrix depending upon the extent to which the applicable Base Amount was exceeded.

     Except as the Compensation Committee may otherwise provide in its sole discretion, all bonus awards under the Amended Incentive Plan are contingent upon the Participant remaining in the employ of the Company or its subsidiaries. Furthermore, the Amended Incentive Plan provides that the annual bonuses of "covered employees" within the meaning of Section 162(m) of the Code (generally, the Company's Chief Executive Officer and the four other most highly compensated officers) ("Covered Employees"), as a group, shall not exceed a maximum amount equal to 0.5% of the Company's consolidated pre-tax earnings, and no individual Covered Employee may receive an annual bonus exceeding 35% of such maximum amount. In addition, the Compensation Committee retains discretion under the Amended Incentive Plan to (i) increase or decrease the bonus payable to any Participant who is not a Covered Employee or (ii) decrease the bonus payable to any Covered Employee (or increase such bonus to the extent permitted under Section 162(m) of the Code), in each case, to reflect the individual performance and contribution of, or other factors relating to, such Participant.

     If any Performance Objective upon which bonuses for a fiscal year or years are based shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual or unplanned items) which in the Compensation Committee's judgment should or should not be taken into account in the equitable administration of the Amended Incentive Plan, the Compensation Committee may, for any purpose of the Amended Incentive Plan, adjust such Target or criterion for such fiscal year (and subsequent fiscal years, as appropriate) and make credits, payments and reductions accordingly under the Plan; provided, however, that the Compensation Committee shall not have the authority to make any such adjustments with respect to bonuses paid to any Participant who is at such time a Covered Employee.

     The Amended Incentive Plan may be amended by the Compensation Committee provided that no such amendment shall be effective that alters the bonus or bonus criteria applicable to a Covered Employee for the fiscal year in which such amendment is made or any prior fiscal year, except as may be permitted under Section 162(m) of the Code. The Board of Directors of the Company may generally terminate the Amended Incentive Plan at any time, provided that bonuses earned but unpaid are paid promptly after such termination.

EFFECT OF THE AMENDED INCENTIVE PLAN

     As the administration of the Amended Incentive Plan involves discretionary choices to be made by the Compensation Committee and the Participants, the effect of the changes to the Incentive Plan included in the Amended Incentive Plan, if approved by the stockholders, is not determinable. However, consistent with the provisions of Section 162(m), the Company has made long-term incentive grants covering 1996-1997 and 1996-1998. See "Report of the Management Compensation and Stock Option Committee on Executive Compensation -- Compensation of Executive Officers". If the Amended Incentive Plan is not approved, the Compensation Committee will make future grants, if any, only in accordance with the terms of the Incentive Plan prior to its amendment. Accordingly, awards based on multiple-year targets or on performance goals (other than those listed in clauses (i) through (vi) above under the caption "Amendments -- PERFORMANCE OBJECTIVES") will not be permitted.

APPROVAL OF THE AMENDED INCENTIVE PLAN

     Approval of the Amended Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO ADOPT THE AMENDED INCENTIVE PLAN.

                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                               TOYS "R" US, INC.
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

GENERAL

     The following description of the Amended DSO Plan is a summary and is qualified in its entirety by reference to the Amended DSO Plan which is attached hereto as Exhibit C.

     The Company's Non-Employee Directors' Stock Option Plan (the "DSO Plan") provides for the granting of options to purchase Common Stock to members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"). The DSO Plan is designed to provide a means of giving existing and new Non-Employee Directors an increased opportunity to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with or join the Company's Board of Directors and further aligning their interests with the interests of the stockholders of the Company. The DSO Plan was originally approved by the Company's stockholders at the 1991 Annual Meeting of Stockholders. The DSO Plan was amended by approval of the Company's stockholders at the 1996 Annual Meeting of Stockholders, to increase grants of stock options to new Non-Employee Directors, to increase annual grants of stock options to all Non-Employee Directors and to provide additional grants of stock options to Non-Employee Directors who serve as Chairperson of any Committee of the Board of Directors.

AMENDMENTS

     In its 1996 executive compensation review, the Compensation Committee's compensation consultants reviewed director compensation and noted that the Company's total director compensation was below the median of comparable companies. Accordingly, the Board of Directors increased certain fees payable to Directors (see "Election of Directors -- Compensation of Directors"), adopted a plan that would permit directors' fees to be converted to equity interests in the Company and, subject to stockholder approval, adopted the Amended DSO Plan providing for (a) an increase in the number of shares of Common Stock that may be issued under the DSO Plan from 200,000 to 500,000 (options to purchase 113,500 shares of Common Stock having already been granted, net of cancellations, through March 31, 1997); and (b) commencing on November 1, 1997, an annual grant of an option to purchase 5,000 shares of Common Stock to each Non-Employee Director and an annual grant of an option to purchase 5,000 shares of Common Stock to each Non-Employee Director who serves on the Executive Committee of the Board of Directors. Each new Non-Employee Director will continue to be granted options to purchase 10,000 shares of Common Stock upon his or her election or appointment to the Board of Directors, and each Chairperson of a Committee of the Board of Directors will continue to receive an option grant to purchase 1,000 shares of Common Stock.

     The effect of the Amended DSO Plan, if approved by the stockholders, is as follows: (i) the number of shares of Common Stock available under the Amended DSO Plan should be sufficient for the remaining term of the Amended DSO Plan; and (ii) effective November 1, 1997, and each year thereafter all Non-Employee Directors will receive the options described in clause (b) above.

     Prior to the Amended DSO Plan all Non-Employee Directors received an annual grant of an option to purchase 2,500 shares of Common Stock and no additional grant of options was awarded to Non-Employee Directors who served on the Executive Committee of the Board of Directors.

THE AMENDED DSO PLAN

     The remaining provisions of the DSO Plan remain unchanged in the Amended DSO Plan. The exercise price of options granted under the Amended DSO Plan is 100% of the market value of such shares on the date of grant. One-fifth of the shares of Common Stock covered by an option becomes exercisable on a cumulative basis on each anniversary of the date of grant (if the holder thereof has been a Non-Employee Director of the Company at all times since such date of grant); provided, however, that if the holder of an option ceases to be a Non-Employee Director prior to the date that an option is fully exercisable by reason of retirement (after reaching age 60 at least six months after the date of grant), death or disability, in each case, if such holder has been a member of the Board of Directors for at least five years prior to the date of such cessation, all of the shares of Common Stock covered by the Option will become immediately exercisable.

     Options granted under the Amended DSO Plan expire no later than 10 years from the date of grant and no options may be granted after September 19, 2000. Payment for shares of Common Stock purchased upon exercise of an option must be made in full upon exercise, in cash. Adjustments in the number of shares issued and sold under the Amended DSO Plan and in outstanding options will be made to reflect stock dividends, recapitalizations and similar events. Options are not transferable other than by will or the laws of descent and distribution.

     If a Non-Employee Director terminates his or her service on the Board of Directors for any reason (other than retirement, death or disability), any exercisable option that has not expired may be exercised at any time until the earlier of (i) the fifth anniversary of the date of termination and (ii) the date of expiration of such option with respect to the number of shares of Common Stock that were exercisable on the date the Non-Employee Director terminated his or her service with the Company; provided, however, that such option will terminate immediately if such former Non-Employee Director becomes a director, officer, agent or owner of a competitor of the Company.

     The Amended DSO Plan is administered by the Board of Directors, which has the full and final authority to interpret the Amended DSO Plan and to adopt and amend such rules and regulations for the administration of the Amended DSO Plan as the Board may deem desirable. In addition, the Board of Directors has the right, generally, to amend, suspend or terminate the Amended DSO Plan at any time; provided, however, that unless first duly approved by the holders of Common Stock entitled to vote thereon, no amendment or change may be made in the Amended DSO Plan: (i) increasing the maximum number of shares for which options may be granted under the Amended DSO Plan; (ii) increasing the number of shares subject to an option; (iii) reducing the purchase price previously specified for the shares subject to options; (iv) extending the period during which options may be granted or exercised under the Amended DSO Plan; or (v) changing the class of persons eligible to receive options under the Amended DSO Plan.

     The Amended DSO Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended DSO Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Options granted or to be granted under the Amended DSO Plan will be "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Code. An optionee will not recognize any income at the time he or she is granted an option. An optionee will recognize ordinary income upon exercise of a non-qualified stock option in an amount equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise. The Company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as any optionee recognizes ordinary income in connection with the exercise of an option. If the Amended DSO Plan is not approved, future grants will continue to be made under the DSO Plan.

VOTE REQUIRED

     Approval of the Amended DSO Plan requires the affirmative vote of a majority of the votes cast at the meeting by the holders of the outstanding shares of Common Stock entitled to vote thereon who are present in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO ADOPT THE AMENDED DSO PLAN.

                            APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed and designated Ernst & Young LLP, independent auditors, New York, New York, to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 1998.

     Representatives of Ernst & Young LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders to be presented at the annual meeting to be held in 1998 must be received for inclusion in the Company's proxy statement and form of proxy by December 26, 1997.

                                             By order of the Board of Directors
                                             ANDRE WEISS
                                             SECRETARY

April 25, 1997

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                               TOYS "R" US, INC.
                1994 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

The underlined language reflects the amendments to this Plan discussed elsewhere in this Proxy Statement and was not part of the Original 1994 Plan.

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT AND EFFECTIVE DATE. Toys "R" Us, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan" (the "Plan"). The Plan shall become effective as of November 1, 1993, subject to the approval of the Corporation's stockholders at the 1994 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be canceled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Management Compensation and Stock Option Committee (the "Committee"), awards may be made as provided herein.

     1.2 PURPOSE. The purpose of the Plan is to encourage and enable all employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.10 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2

                                     AWARDS

     2.1 FORM OF AWARDS. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in
Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Restricted Units"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.

     2.2 MAXIMUM SHARES AVAILABLE. The maximum aggregate number of shares of Common Stock available for award under the Plan is 15,000,000 subject to adjustment pursuant to Article 14 hereof; provided, that the aggregate shares of Common Stock underlying Restricted Shares, Restricted Units, Performance Units and Unrestricted Shares awarded under the Plan shall not exceed 3,000,000 subject to adjustment pursuant to Article 14 hereof. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any

Restricted Shares, Restricted Units or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine. Shares of Common Stock (i) withheld by the Company in payment of the exercise price of options or taxes relating to awards, or (ii) surrendered to the Company in payment of the exercise price of options or taxes relating to awards, will be available for awards under the Plan.

     2.3 RETURN OF PRIOR AWARDS. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 COMMITTEE. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or (iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

     3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Restricted Units and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights. Restricted Shares, Restricted Units, Performance Units and Unrestricted Shares shall be granted.

     3.3 DELEGATION. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants, or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4 INTERPRETATIONS. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

     3.5 LIABILITY; INDEMNIFICATION. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                   ARTICLE 4

                                  ELIGIBILITY

     Awards may be made to all employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); PROVIDED, HOWEVER, that no employee may receive awards of or relating to more than 35% of the maximum shares of Common Stock available for award under the Plan as set forth in Section 2.2 hereof in a ten-year period; provided, further, that any grants to any one employee relating to in excess of 250,000 shares of Common Stock in the aggregate in either fiscal 1996 or 1997 until the Corporation's 1997 Annual Meeting of Stockholders shall not be exercisable unless and until such excess grants are ratified by the Corporation's stockholders. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

     As used herein the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.

                                   ARTICLE 5

                                 STOCK OPTIONS

     5.1 GRANT OF OPTIONS. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

     5.2 DESIGNATION AS NON-QUALIFIED STOCK OPTION OR INCENTIVE STOCK OPTION. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

     5.3 OPTION PRICE. The purchase price per share under each Incentive Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be specified by the Committee, but in no event shall it be less than 100% of the Market Price on the date the Non-qualified Stock Option is granted. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.10). Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each Non-qualified Stock Option granted to an employee who is treated as a "covered employee" (as defined in Section 162(m)(3) of the Code) on the date such Non-Qualified Option is exercised shall not be less than 100% of the Market Price of the Common Stock on the date of the grant. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

     The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

     5.4 LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

     5.5 LIMITATION ON TIME OF GRANT. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

     5.6 EXERCISE AND PAYMENT. Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or a combination of cash and Common Stock, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall (except as the Committee may otherwise determine on or prior to the date of grant of the Options being exercised) deliver to the person exercising such Options (or his or her designee a certificate for such shares. In the event that payment for exercised Options is made through the delivery of shares of Common Stock, the Committee, in accordance with procedures established by the Committee, may grant Non-qualified Stock Options ("Restoration Options") to the person exercising the Option for the purchase of a number of share equal to the number of shares underlying the number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option and the payment of or surrender of shares for any withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted.

     5.7 TERM. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten
(10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

     5.8 RIGHTS AS A STOCKHOLDER. A recipient of Options shall have no rights as a stockholder with respect to any shares insurable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.9 GENERAL RESTRICTIONS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

     The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

     5.10 CANCELLATION OF STOCK APPRECIATION RIGHTS. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

                           STOCK APPRECIATION RIGHTS

     6.1 GRANTS OF STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

     6.2 LIMITATIONS ON EXERCISE. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

     6.3 SURRENDER OR EXCHANGE OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one
(1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     6.4 EXERCISE OF NONTANDEM STOCK APPRECIATION RIGHTS. The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     6.5 SETTLEMENT OF STOCK APPRECIATION RIGHTS. As soon as it reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     6.6 CASH SETTLEMENT. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.

                                   ARTICLE 7

           NONTRANSFERABLITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted therein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.4 hereof.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; PROVIDED, HOWEVER, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

                                   ARTICLE 8

             EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT,
                 DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT

     8.1 GENERAL RULE. Except as expressly determined by the Committee in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after 30 days following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of (i) a Relocation Event (as defined in Section 8.2), (ii) Retirement (as defined in Section 8.3), (iii) death or (iv) a Special Event (as defined in
Section 8.5), provided that, in the case of a Special Event, the Committee shall have modified such Option or Stock Appreciation Rights to remain exercisable as provided in Section 8.5.

     Options and Stock Appreciation Rights shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or NOLO CONTENDERE to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer, or
(v) a violation by the employee of the Toys "R" Us Ethics Agreement or any other serious violation of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

     8.2 RELOCATION EVENT. Options and Stock Appreciation Rights granted to an employee shall remain outstanding after termination of such employee's employment with the Corporation or a subsidiary, if such termination solely occurs by reason of a "Relocation Event," which shall be deemed to occur if (i) husband and wife are both current employees of the Corporation, (ii) the Corporation transfers one spouse to a new location, (iii) the Corporation is unable to offer the other spouse a position that is substantially comparable to his or her current position, and (iv) as a result, the other spouse's employment with the Corporation is terminated and the other spouse, as recipient, holds outstanding Options or Stock Appreciation Rights.

     In case of a Relocation Event, the Options or Stock Appreciation Rights held by a terminated employee shall be exercisable for a period equal to the lesser of (i) the period such Options or Stock Appreciation Rights would be exercisable absent the termination of such employee, and (ii) the period such Options or Stock Appreciation Rights would be exercisable if granted to the spouse continuing in the Corporation's employ on the date originally granted to the terminated spouse.

     8.3 DISABILITY OR RETIREMENT. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

     "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 15 years of service with the Corporation or a subsidiary or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     8.4 DEATH. In the event of the death of a recipient of Options or Stock Appreciation Rights while an employee of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time within three (3) years from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate: PROVIDED, HOWEVER, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

     In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment due to Retirement, Disability or a Special Event (as defined in Section 8.5 hereof), if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs, or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

     8.5 SPECIAL EVENT. In the case of a Special Event, the Committee in its sole discretion may elect to modify all or any lesser number of any Options or Stock Appreciation Rights held by an employee terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options or Stock Appreciation Rights may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options or Stock Appreciation Rights may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the employees to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option or Stock Appreciation Rights, then only Options and Stock Appreciation Rights currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section
8.1 hereof.

     A "Special Event" shall mean (i) the sale or other disposition of a subsidiary or division of the Corporation; (ii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iii) the elimination of job categories; or (iv) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain, provided, however, that only those employees who meet the terms and conditions as established by the Board or the Committee in its discretion shall be eligible to receive accelerated vesting of Options and Stock Appreciation Rights.

     8.6 LEAVE OF ABSENCE. In the case of an employee on an approved leave of absence, the Options and Stock Appreciation Rights of such employee shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options or Stock Appreciation Rights of an employee which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options of Stock Appreciation Rights due to a leave of absence.

                                   ARTICLE 9

                               RESTRICTED SHARES

     9.1 GRANT OF RESTRICTED SHARES. The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to employees, subject to such restrictions, conditions and other terms as the Committee may determine.

     9.2 RESTRICTIONS. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

     9.3 RESTRICTED STOCK CERTIFICATES. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the employee, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

     9.4 RIGHTS OF HOLDERS OF RESTRICTED SHARES. Unless the Committee determines otherwise, holders of Restricted Shares shall have the right to vote such shares and the right to receive cash dividends with respect to such shares. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

     9.5 FORFEITURE. Any Restricted Shares granted to an employee pursuant to the Plan shall be forfeited if the employee terminates employment with the Corporation or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be canceled upon forfeiture. If the employee's employment terminates as a result of his or her Disability, Retirement or death, or a Relocation Event or Special Event, Restricted Shares of such employee shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

     9.6 DELIVERY OF RESTRICTED SHARES. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.

                                   ARTICLE 10

                                RESTRICTED UNITS

     10.1 AWARD OF RESTRICTED UNITS. For each Performance Period (as defined in
Section 10.2), Restricted Units may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Restricted Unit shall be deemed to be equivalent to one
(1) share of Common Stock. Restricted Units granted to an employee shall be credited to an account (a "Restricted Unit Account") established and maintained for such employee.

     10.2 PERFORMANCE PERIOD. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees receiving Restricted Units. Performance Periods may run consecutively or concurrently.

     10.3 RIGHT TO PAYMENT OF RESTRICTED UNITS. With respect to each award of Restricted Units under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the employee to vest in the Restricted Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Restricted Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Restricted Units to the employee. The Committee may also determine, in its sole discretion, that Restricted Units awarded to an employee shall become partially or fully vested upon the employee's Disability, Retirement or death, or upon a Relocation Event or Special Event, or upon the termination of the employee's employment prior to the end of the Performance Period.

     10.4 PAYMENT FOR RESTRICTED UNITS. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for this Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Restricted Units shall be granted to the employee pursuant to Section
10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Restricted Unit equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Restricted Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

     10.5 VOTING AND DIVIDEND RIGHTS. Except as provided in Article 14 hereof, no employee shall be entitled to any voting rights, to receive any cash dividends, or to have his or her Restricted Unit Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit an employee's Restricted Unit Account with additional Restricted Units having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Restricted Units credited to his or her account at the time the cash dividend was declared.

                                   ARTICLE 11

                               PERFORMANCE UNITS

     11.1 AWARD OF PERFORMANCE UNITS. For each Performance Period (as defined in
Section 10.2). Performance Units may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee shall be credited to an account (a "Performance Unit Account") established and maintained for such employee.

     11.2 RIGHT TO PAYMENT OF PERFORMANCE UNITS. With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the employee to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee shall become partially or fully vested upon the employee's termination of employment due to Disability, Retirement, death or otherwise, or upon a Relocation Event or Special Event.

     11.3 PAYMENT FOR PERFORMANCE UNITS. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the employee pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

                                   ARTICLE 12

                              UNRESTRICTED SHARES

     12.1 AWARD OF UNRESTRICTED SHARES. The Committee may cause the Corporation to grant Unrestricted Shares to employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

     12.2 DELIVERY OF UNRESTRICTED SHARES. The Corporation shall issue, in the name of each employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee, and shall deliver such certificates to the employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                   ARTICLE 13

                              TAX OFFSET PAYMENTS

     The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee times all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options, (iii) the lapse of restrictions or Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Restricted Units or Performance Units. The percentage shall be established from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 7.

                                   ARTICLE 14

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of the Plan, the Committee may: (i) at any time, make or provide such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Restricted Units, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Restricted Units, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges or shares, separations, spin-offs, reorganizations, liquidations and the like.

                                   ARTICLE 15

                           AMENDMENT AND TERMINATION

     The Board or the Committee may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by
Article 14 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

                                   ARTICLE 16

                               WRITTEN AGREEMENT

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Restricted Units, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                   ARTICLE 17

                            MISCELLANEOUS PROVISIONS

     17.1 TAX WITHHOLDING. The Corporation shall have the rights to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     17.2 COMPLIANCE WITH SECTION 16(B). In the case of employees who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

     17.3 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     17.4 GENERAL CREDITOR STATUS. Employees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make in aid in meeting its obligations under the Plan. Nothing contained in the Plan, and no action take pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     17.5 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in any written agreement entered into pursuant to Article 16 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employee of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

     17.6 OTHER PLANS. Effective upon the adoption of the Plan by the stockholders, no further awards shall be made under The Toys "R" Us, Inc. Stock Option Plan, originally adopted on April 7, 1978 and last amended and restated as of April 22, 1993 (the "Prior Plan"). Thereafter, all awards made under the Prior Plan prior to adoption of the Plan by the stockholders shall continue in accordance with the terms of the Prior Plan.

     17.7 NOTICES. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Stock Option Committee."

     17.8 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     17.9 GOVERNING LAW. To the extent not preempted by Federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                   ARTICLE 18

                              PERFORMANCE TARGETS

     The Committee may base any award of Restricted Shares, Restricted Units, Performance Units or Unrestricted Shares on performance criteria (the "Performance Targets") which will qualify such award as performance-based compensation under Section 162(m) of the Code. Such Performance Targets shall be equal to a desired level or levels for any fiscal year or years of any or a combination of the following criteria on an absolute or relative basis, and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings,
(ii) operating earnings, (iii) after-tax earnings, (iv) return on investment,
(v) earned value added, (vi) earnings per share, (vii) revenues, (viii) cash flow or cash flow return on investment, (ix) return on assets or return on net assets, (x) return on capital, (xi) return on equity, (xii) return on sales,
(xiii) operating margin or (xiv) total shareholder return or stock price appreciation; provided that with respect to certain participants, the Performance Objectives may be based upon divisional rather than consolidated results, or a combination of the two. With respect to awards of Restricted Units or Performance Units, such Performance Targets may be included in the Performance Objectives for such awards to preserve the treatment of such awards as performance-based compensation under Section 162(m) of the Code.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                               TOYS "R" US, INC.
                     MANAGEMENT INCENTIVE COMPENSATION PLAN

The underlined language reflects the amendments to this Plan discussed elsewhere in this Proxy Statement and was not part of the original Incentive Plan.

1. DEFINITIONS

     "Award" shall mean the amount payable to a Participant as determined by the Committee in accordance with this Plan as an incentive bonus for any one or more Fiscal Years.

     "Base Amount" shall have the meaning ascribed thereto in Section 4(b) hereof.

     "Base Salary Percentage" shall have the meaning ascribed thereto in Section 4(c) hereof.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and references to particular provisions of the Code shall include any amendments thereto or successor provisions and any final, temporary or proposed rules and regulations promulgated thereunder.

     "Committee" shall mean the Management Compensation and Stock Option Committee of the Board of Directors or any other duly established committee or subcommittee of the Board of Directors in each case satisfying the requirements of Section 162(m)(4)(C) of the Code that the Board of Directors hereinafter determines shall act as the Committee for purposes of the Plan.

     "Company" shall mean Toys "R" Us, Inc., a Delaware corporation.

     "Covered Employee" shall mean any Participant who is designated by the Committee, prior to the Determination Date (defined below), to be a "covered employee" within the meaning of Section 162(m) of the Code.

     "Financial Goals" shall have the meaning ascribed thereto in Section 4(a) hereof.

     "Fiscal Year" shall mean the fiscal year of the Company ending on the Saturday closest to January 31 or such other period which the Company may hereafter adopt as its fiscal year.

     "Participant" shall mean each management employee of the Company or its subsidiaries or divisions who has been designated for participation in the Plan by the Committee in accordance with Section 4 hereof.

     "Plan" shall mean this Amended and Restated Toys "R" Us, Inc. Management Incentive Compensation Plan, as it may be amended from time to time.

     "Pool Amount," for any Fiscal Year, shall mean 0.5% of the consolidated pre-tax earnings of the Company, determined in accordance with generally accepted accounting principles consistently applied.

     "Target" shall have the meaning ascribed thereto in Section 4(a) hereof.

2. PURPOSE

     The purpose of the Plan is to permit the Company, through awards of incentive compensation, to attract and retain qualified management employees and to motivate such management employees to achieve maximum profitability and stockholder returns.

3. ADMINISTRATION

     The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to determine the amount of any Awards (subject to the terms and conditions hereof) and to make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, any Participants, former Participants or their designated beneficiaries, and other employees of the Company and its subsidiaries. No member of the Committee shall be eligible to participate in the Plan.

4. DETERMINATION OF TARGET, BASE AMOUNT AND BASE SALARY PERCENTAGE

     Prior to the beginning of each Fiscal Year (or with respect to the Fiscal Year ending January 28, 1995, prior to April 1, 1994), or prior to any later date to the extent the determinations set forth in this Section 4 may be made prior to a later date without causing any Award to fail to qualify as performance-based compensation under Section 162(m) of the Code (the "Determination Date"), the Committee shall select the Participants for the Fiscal Year or Years to be covered by any Award or Awards and adopt in writing, with respect to each Participant, each of the following:

     (a) one or more Targets, which shall be equal to a desired level or levels for any Fiscal Year or Years of any or a combination of the following criteria on an absolute or relative basis, and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings, (ii) operating earnings, (iii) after-tax earnings, (iv) return on investment, (v) earned value added, (vi) earnings per share, (vii) revenues, (viii) cash flow or cash flow return on investment, (ix) return on assets or return on net assets, (x) return on capital, (xi) return on equity, (xii) return on sales, (xiii) operating margin or (xiv) total shareholder return or stock price appreciation (collectively, the "Financial Goals"), in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied for the Company on a consolidated basis; provided, however, that, with respect to Participants who are employees of any of the Company's divisions, the Financial Goals may be based on divisional rather than consolidated results, or a combination of the two;

     (b) a Base Amount, with respect to each Target, based upon one or more Financial Goals, representing a minimum amount which, if not exceeded, would result in no Award being made to the Participant; and

     (c) a Base Salary Percentage, representing the percentage of the Participant's base salary in effect at the time a Target is established, which shall be payable as an Award in the event that 100% of the Participant's Target is achieved.

     The Committee shall also determine on each Determination Date for each Participant a mathematical formula or matrix which shall indicate the extent to which Awards will be made if the Base Amount is exceeded, including if the Target is attained or exceeded, and the Committee may also determine on any Determination Date alternative formulas or matrices to account for potential or anticipated significant transactions or events during such Fiscal Year or Years.

5. CALCULATION OF AWARDS; CERTIFICATION

     As soon as practicable after the close of the last Fiscal Year with respect to any Target, the Committee shall determine with respect to each Participant whether and the extent to which the applicable Base Amount is exceeded, including the extent to which, if any, such Target was attained or exceeded. Each Participant's Award, if any, shall be determined in accordance with the mathematical formula or matrix determined pursuant to Section 4, and subject to the limitations set forth in Section 6 hereof. The Committee shall certify in writing to the Board of Directors the amounts of such Awards and whether each material term of the Plan relating to such Awards has been satisfied.

6. LIMITATIONS WITH RESPECT TO AWARDS

     Each Award determined pursuant to Section 5 hereof shall be subject to modification or forfeiture in accordance with the following provisions:

     (a) No Participant shall have any right to receive payment of any Award unless the Participant remains in the employ of the Company or its subsidiaries through the date of certification of such Award; provided, however, that the Committee may, in its sole discretion, pay all or part of an Award to any Participant whose employment with the Company or its subsidiaries is terminated prior to such date of certification for any reason. The determination of the Committee shall be final and conclusive.

     (b) In no event shall Covered Employees, as a group, receive awards in excess of 100% of the Pool Amount for the Fiscal Year preceding the Fiscal Year in which the Committee makes the certification required by Section 5 with respect to such Award and in no event shall any Covered Employee receive aggregate Awards in excess of 35% of the Pool Amount for such preceding Fiscal Year. Each Covered Employee's Award shall be reduced pro rata in the event that the foregoing 100% limitation is exceeded.

     (c) The Committee may, in its sole discretion, (i) increase or decrease the Award payable to any Participant who is not a Covered Employee and who would not become a Covered Employee as a result of such increase or (ii) decrease the Award payable to any Covered Employee (or increase such Award to the extent permitted under Section 162(m) of the Code), in each case, to reflect the individual performance and contribution of, and other factors relating to, such Participant. The determination of the Committee shall be final and conclusive.

7. PAYMENT OF AWARDS

     Subject to the limitations of Section 6 hereof, each Participant shall receive, as soon as practicable after the amount of such Participant's Award for any Fiscal Year or Years has been determined and certified in accordance with
Section 5 hereof, the amount of such Award in cash or common stock of the Company. The Participant receiving such Award shall designate the percentage of the Award to be received in Common Stock of the Company. Such designation shall be made by the Participant on a form prescribed by the Committee and on terms and conditions determined by the Committee. A Participant designation shall be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate the percentages of the Award to be received in cash and common stock of the Company, then the Award shall be made in cash. The Committee may, in its discretion, provide that if any Covered Employee would receive from the Company during the year that the Award is granted total compensation, including the amount of the Award, in excess of $1,000,000 and the Company would not be entitled to a deduction for Federal income tax purposes with respect to all or a portion of such excess as a result of the application of Section 162(m) of the Code, then the Award for such covered Employee may be deferred, but only to the extent necessary to preserve the deductibility of the Award for Federal income tax purposes. Any Award (or portion thereof) so deferred shall be paid in cash or common stock of the Company as soon as possible consistent with preserving the deductibility of such Award (or portion thereof) for Federal income tax purposes.

8. DESIGNATION OF BENEFICIARY

     A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to the payment of any Award earned hereunder, shall receive such payment when due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may at any time change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate a beneficiary or the designated beneficiary dies prior to the payment of any Award, any amounts remaining to be paid shall be paid to the Participant's estate.

9. ADJUSTMENTS

     If any Target or other criterion upon which Awards for any Fiscal Year or Years is based shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual or unplanned items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Target or criterion for such Fiscal Year or Years (and subsequent Fiscal Years, as appropriate) and make credits, payments and reductions accordingly under the Plan; provided, however, that the Committee shall not have the authority to make any such adjustments with respect to Awards paid to any Participant who is at such time a Covered Employee.

10. AMENDMENTS

     The Committee may at any time amend this Plan, provided that no such amendment shall be effective which alters the Award, Target or other criteria relating to an Award applicable to a Covered Employee for the Fiscal

Year in which such amendment is made or any prior Fiscal Year, except any such amendment which may be made without the loss of any tax deduction to the Company under Section 162(m) of the Code.

11. TERMINATION

     The Board of Directors may terminate this Plan at any time; provided, however, that any Award determined and certified pursuant to Section 5 hereof but not yet paid as of the date of such termination shall be paid as soon as practicable, but in no event later than 30 days after the date of such termination, unless such payment has been deferred in accordance with the terms and conditions designated by the Committee.

12. MISCELLANEOUS PROVISIONS

     (a) This Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to be paid an Award under this Plan until the amount of such Award shall have been determined and certified in accordance with Section 5 hereof. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Participant or other employee any right to remain in the employ of the Company or its subsidiaries for any period. Nothing contained in this Plan shall limit the ability of the Company to make payments or awards to employees under any other plan, agreement or arrangement.

     (b) A Participant's right and interest in any Award under the Plan may not be assigned or transferred, except as provided in Section 8 hereof, and any attempted assignment or transfer shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to pay any Award with respect to such Participant.

     (c) The Plan shall be unfunded. The Company shall not be required to establish any special segregation of assets to assure payment of Awards.

     (d) The Company shall have the right to deduct at the time of payment of any Award any amounts required by law to be withheld for the payment of taxes or otherwise.

     (e) If the Company for any reason fails to make payment of an Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.

     (f) Except where federal law is applicable, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.

     (g) If any provision of this Plan is found to be illegal or invalid or would cause any Award not to constitute performance-based compensation under
Section 162(m)(4)(C) of the Code, the Committee shall have discretion to sever that provision from this Plan and, thereupon, such provision shall not be deemed to be a part of this Plan.

     (h) No member of the Board of Directors or the Committee, and no officer, employee or agent of the Company or its subsidiaries shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan.

13. EFFECTIVE DATE

     The Plan shall be effective beginning with the Fiscal Year ending January 28, 1995.

                                                                       EXHIBIT C

                              AMENDED AND RESTATED
                               TOYS "R" US, INC.
                            NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

The underlined language reflects the amendments to the DSO Plan discussed elsewhere in this Proxy Statement.

1. PURPOSE

     The purpose of the Toys "R" Us, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") is to secure for Toys "R" Us, Inc. (the "Corporation") and its stockholders the benefits of the incentive inherent in increased ownership of common stock, par value $.10 per share (the "Common Stock"), of the Corporation by the members of the Board of Directors (the "Board") of the Corporation who are not employees of the Corporation or any of its subsidiaries ("Non-Employee Directors"). It is expected that such ownership will provide such Non-Employee Directors with a more direct stake in the future welfare of the Corporation and encourage them to remain directors of the Corporation. It is also expected that the Plan will encourage qualified persons to become directors of the Corporation.

2. ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan (the "Options," which term shall include the September 19, 1990 Options (as hereinafter defined)). Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3. AMOUNT OF STOCK

     The stock which may be issued and sold under the Plan shall not exceed 500,000 shares of Common Stock, subject to adjustment as provided in Section 8. The Common Stock to be issued may be either authorized and unissued shares or issued shares acquired by the Corporation. If Options granted under the Plan terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

4. ELIGIBILITY

     Each Non-Employee Director shall be eligible to receive an Option in accordance with Section 5. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the terms and conditions set forth in Sections 5, 6 and 7.

5. GRANT OF OPTIONS

     (a) Each Non-Employee Director as of September 19, 1990 shall receive an Option (a "September 19, 1990 Option") to purchase for 10 years 5,000 shares of Common Stock, subject to adjustment as provided in Section 8.

     (b) Each new Non-Employee Director (who is not a recipient of a September 19, 1990 Option), upon the date of his election or appointment as a director of the Corporation, shall receive an Option to purchase for 10 years 5,000 shares of Common Stock, subject to adjustment as provided in Section 8; provided, however, that each new Non-Employee Director, upon the date of his election or appointment as a director of the Corporation, if such election or appointment occurs on or after December 6, 1995, shall, in lieu of the foregoing, receive an Option to purchase for 10 years 10,000 shares of Common Stock, subject to adjustment as provided in Section 8.

     (c) Each year on November 1, commencing on November 1, 1991, each Non-Employee Director shall automatically receive an Option to purchase for 10 years 1,000 shares of Common Stock, subject to adjustment as provided in Section 8; provided, however, that, in lieu of the foregoing, each year on November 1, commencing on November 1, 1996, each Non-Employee Director shall automatically receive an Option to purchase for 10 years 2,500 shares of Common Stock, subject to adjustment as provided in Section 8. Notwithstanding and in lieu of the foregoing, each year on November 1, commencing on November 1, 1997, each Non-Employee Director shall automatically receive an Option to purchase for 10 years 5,000 shares of Common Stock, subject to adjustment as provided in Section 8.

     (d) Each year on November 1, commencing on November 1, 1996, each Non-Employee Director who serves as the Chairperson to any of the committees of the Board of Directors shall automatically receive an Option to purchase for 10 years 1,000 shares of Common Stock for each such committee, subject to adjustment as provided in Section 8.

     (e) Each year on November 1, commencing on November 1, 1997, each Non-Employee Director who serves on the Executive Committee of the Board of Directors shall automatically receive an Option to purchase for 10 years 5,000 shares of Common Stock, subject to adjustment as provided in Section 8.

6. EXERCISE PRICE

     The Option exercise price per share shall be 100% of the fair market value of a share of Common Stock, subject to adjustment as provided in Section 8. As used herein, fair market value shall be the average of the high and low prices of the Common Stock on the date of determination (if the Common Stock is then traded on a national securities exchange or in the NASDAQ National Market System) or, if not so traded, the average of the closing bid and asked prices thereof on such day or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

7. TERMINATION OF OPTIONS AND LIMITATIONS ON EXERCISE

     (a) No Option shall be exercisable until and unless the Plan is approved by the Corporation's stockholders at the Corporation's 1991 Annual Meeting of Stockholders, and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the earlier to occur of (i) the day after the Corporation's 1991 Annual Meeting of Stockholders and (ii) December 31, 1991; provided, however, that no Options granted in excess of the number of Options authorized for grant under the Plan as in effect prior to December 6, 1995 shall be exercisable until and unless the amendment to the Plan (the "Amendment"), dated as of December 6, 1995, is approved by the Corporation's stockholders at the Corporation's 1996 Annual Meeting of Stockholders, and, unless the Amendment is so approved, all such excess Options will terminate and be of no further force or effect on the earlier to occur of (i) the day after the Corporation's 1996 Annual Meeting of Stockholders and (ii) December 31, 1996.

     (b) One-fifth of the total number of shares of Common Stock covered by an Option shall become exercisable on a cumulative basis on each anniversary of the date of grant if the holder thereof has been a Non-Employee Director of the Corporation at all times since such date of grant; provided, however, that if the holder of an Option ceases to be a Non-Employee Director prior to the date that an Option is fully exercisable by reason of (i) retirement after reaching age 60 at least six months after the date of grant (ii) death or (ii) disability, in each case, if he has been a member of the Board for at least five years prior to the date of such cessation (even if such cessation occurs prior to the approval of the Plan by the Company's stockholders and subject to the subsequent approval of stockholders), all of the shares of Common Stock covered by the Option will become immediately exercisable.

     (c) Subject to Section 7(d), if a person shall cease to be a Non-Employee Director for any reason while holding an Option that has not expired and has not been fully exercised:

          (i) such person, or in the case of his death or adjudication of incompetency, his executors, administrators, distributees, guardian or legal representative, as the case may be, may, at any time until the earlier to occur of the (y) fifth anniversary of the date of cessation and
     (z) the termination of such Option pursuant to Section 7(e)(i), exercise the Option with respect to any shares of Common Stock as to which it was exercisable pursuant to Section 7(b) on the date the person ceased to be such a Non-Employee Director; and

          (ii) the Option will thereupon terminate as to the number of shares of Common Stock which are not exercisable pursuant to Section 7(b) on the date of such cessation.

     (d) If a person shall cease to be a Non-Employee Director for any reason while holding an Option that has not expired and has not been fully exercised, such Option will terminate immediately if the holder thereof Participates In any business which is engaged, directly or indirectly (through subsidiaries, joint ventures or other entities), in the retail sales of toys or children's clothing on a large scale or which derived (on a combined or pro forma basis, if applicable) more than 10 percent of its revenues from the retail sale of toys or children's clothing during the most recent fiscal year of such business. For purposes of this Section 7(d) the term "Participate In" shall mean: "directly or indirectly, for his own benefit or for, with or through any other person, firm or corporation, owns, manages, operates, controls, loans money to or participates in the ownership, management, operation or control of, or is connected as a director, officer, employee, partner, consultant, agent, independent contractor or otherwise with, or acquiesces in the use of his name in." Notwithstanding the foregoing, however, the provisions of this Section 7(d) will not be deemed breached merely because the Option holder owns not more than one percent of the outstanding common stock of a corporation, if at the time of its acquisition by the Option holder, such stock is listed on a national securities exchange, is reported on NASDAQ or is regularly traded in the over-the-counter market by a member of a national securities exchange.

     (e) No Option or any part of an Option shall be exercisable:

          (i) after the expiration of 10 years from the date the Option was granted; and

          (ii) unless written notice of the exercise is delivered to the Corporation specifying the number of shares to be purchased, and payment in full by check or bank draft is made for the shares of Common Stock being acquired thereunder at the time of exercise.

     (f) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him or his guardian or legal representative.

     (g) For purposes of this Section 7, disability shall have the meaning provided in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (a) If the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, exchange of shares, or the like, or dividends payable in shares of the Common Stock, an appropriate adjustment shall be made by the Board in the aggregate number of shares available under the Plan, in the number of shares subject to Options to be granted thereafter pursuant to Sections 5(a), 5(b), 5(c), 5(d) and 5(e), and in the number of shares and price per share subject to outstanding Options. If the Corporation shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, the holder of an Option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such Option and had been, immediately prior to such event, the holder of the number of shares covered by such Option.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

9. MISCELLANEOUS PROVISIONS

     (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Corporation.

     (b) The Corporation shall not be obligated to deliver any shares of Common Stock hereunder until they have been listed on each securities exchange on which the Common Stock may then be listed, or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Corporation may deem applicable.

     (c) It shall be a condition to the obligation of the Corporation to issue shares of Common Stock upon exercise of an Option, that the optionee (or any person entitled to act under Sections 7(c) and 7(f)) pay to the Corporation, upon its demand, such amount, if any, as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue shares of Common Stock.

     (d) The expenses of the Plan shall be borne by the Corporation.

     (e) If an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

10. AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the regulations thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder; and provided, further, that except as provided in Section 8, the Board may not, without further approval by the stockholders of the Corporation, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in Section 6, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

11. TERMINATION

     The Plan shall terminate upon the earliest to occur of (a) the adoption of a resolution of the Board terminating the Plan, (b) September 19, 2000 and (c) December 31, 1991 if the Plan has not been approved by the Corporation's stockholders at the Corporation's 1991 Annual Meeting of Stockholders.

12. EFFECTIVE DATE OF PLAN

     The Plan shall become effective as of September 19, 1990, provided that the Corporation's stockholders shall have approved the Plan at the Corporation's 1991 Annual Meeting of Stockholders.

                                  TOYS "R" US

                                 461 FROM ROAD
                           PARAMUS, NEW JERSEY 07652

          PRINTED ON
          RECYCLED PAPER

                               TOYS "R" US, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 4, 1997

The undersigned hereby appoints MICHAEL GOLDSTEIN and ROBERT C. NAKASONE, jointly and severally, proxies, with power of substitution, to vote at the Annual Meeting of Stockholders of TOYS "R" US, INC. to be held June 4, 1997 (including adjournments), with all the powers the undersigned would possess if personally present, as specified on the reverse side with respect to the election of directors (including discretionary authority to accumulate votes) and the other matters to be considered, and in accordance with their discretion on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. In either event, please sign and return this card.

                  (Continued and to be signed on reverse side)
                                                                _____________
                                                                |           |
                                                                |    SEE    |
                                                                |  REVERSE  |
                                                                |    SIDE   |
                                                                |___________|

A [X] Please mark your votes as in this example.

   The Board of Directors Recommends a Vote "FOR" Proposals 1,2,3,4 and 5.

1. ELECTION OF DIRECTORS        [ ] FOR     [ ] WITHHELD

   Election of Directors: Nominees:
     Robert A. Bernhard              Norman S. Matthews
     RoAnn Costin                    Howard W. Moore
     Michael Goldstein               Robert C. Nakasone
     Shirley Strum Kenny             Arthur B. Newman
     Charles Lazarus

   For, except vote withheld from the following nominee(s):
   __________________________________________________________

                                                 FOR    AGAINST   ABSTAIN

2. Proposal to Approve the Amended and           [ ]      [ ]      [ ]
   Restated Toys "R" Us, Inc. 1994 Stock
   Option and Performance Incentive Plan.

3. Proposal to Ratify the 1996 Grant of          [ ]      [ ]      [ ]
   Restoration Options to Each of
   Michael Goldstein and Robert C.
   Nakasone Under the Amended and
   Restated 1994 Stock Option and
   Performance Incentive Plan.

4. Proposal to Approve the Amended and           [ ]      [ ]      [ ]
   Restated Toys "R" Us, Inc. Management
   Incentive Compensation Plan.

5. Proposal to Approve the Amended and           [ ]      [ ]      [ ]
   Restated Toys "R" Us, Inc.
   Non-Employee Directors' Stock Option
   Plan.

6. In their discretion upon such other business as may properly be brought before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted, if not otherwise specified (or unless discretionary authority to accumulate votes is exercised), for the named persons nominated as director and FOR proposals 2,3,4 and 5.

SIGNATURE________________________ DATE_____________

SIGNATURE________________________ DATE_____________

Note: Please date and sign above exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.